Exhibit 10.10

EXECUTION COPY

LONG-TERM FIBER SUPPLY AGREEMENT

by and between

MEADWESTVACO FORESTRY, LLC

and

KAPSTONE CHARLESTON KRAFT LLC

July 1, 2008

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ANNEXES

Annex A-1	Pine Pulpwood Quality Specifications
Annex A-2	Pine Sawtimber Quality Specifications
Annex A-3	Pine Chip Quality Specifications
Annex B-1	Hardwood Pulpwood Quality Specifications
Annex B-2	Hardwood Chip Quality Specifications
Annex C	Pine Pulpwood Committed Volume and Take or Pay Volume
Annex D	Pine Sawtimber Committed Volume and Take or Pay Volume
Annex E	Initial Delivery Locations
Annex F	Logging Fee Components and Initial Logging Fees
Annex G	Calculation of Productive Acres and Average Freight Premium

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LONG-TERM FIBER SUPPLY AGREEMENT

THIS AGREEMENT (this “Agreement”) is made this 1st day of July, 2008 by and between MEADWESTVACO FORESTRY, LLC, a Delaware limited liability company (“Seller”), and KAPSTONE CHARLESTON KRAFT LLC, a Delaware limited liability company (“Purchaser”), under the following circumstances:

A.  An affiliate of Seller and Purchaser are parties to the Asset Purchase Agreement dated as of April 4, 2008 (the “Asset Purchase Agreement”).

B.  Pursuant to the Asset Purchase Agreement, Purchaser is purchasing from Seller a kraft mill located in North Charleston, South Carolina (the “Kraft Mill”), a lumber and chip mill located in Summerville, South Carolina (the “Summerville Lumber Mill”), other chip mills located in South Carolina and other assets of Seller’s unbleached saturating kraft, unbleached uncoated kraft folding carton board and unbleached linerboard business (collectively, the “Business”).

C.  Seller controls timber that is a source of wood fiber for the operation of the Kraft Mill and the Summerville Lumber Mill, consisting of pine pulpwood (“Pine Pulpwood”), pine chips (“Pine Chips”), pine sawtimber (in the form of pine “chipnsaw” and pine “sawtimber” stems) (“Pine Sawtimber”), hardwood pulpwood (“Hardwood Pulpwood”) and hardwood chips (“Hardwood Chips”)  (Pine Pulpwood, Pine Chips, Pine Sawtimber, Hardwood Pulpwood and Hardwood Chips are referred to collectively as the “Products”).  Purchaser desires to obtain a long-term source of supply of the Products, and Seller is willing to supply the Products, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants described in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, Purchaser and Seller hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Whenever used in this Agreement, the following terms shall have the respective meanings given to them in the provisions thereof indicated below:

“AAA” means the American Arbitration Association.

“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the first Person.  As used in this definition and elsewhere in this Agreement with respect to any Affiliate of a Person, “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by voting trust, contract or similar arrangement, as trustee or executor, or otherwise.

“Agreement” shall have the meaning provided in the opening paragraph of this Agreement.

“Annual Plan” shall have the meaning provided in Section 2.5(b).

“Annual Plan Pulpwood Volume” shall have the meaning provided in Section 2.1(f).

“Annual Plan Sawtimber Volume” shall have the meaning provided in Section 2.2(d).

“Annual Pulpwood Base Volume” shall have the meaning provided in Section 2.1(b).

“Annual Pulpwood Non-Take or Pay Volume” shall have the meaning provided in Section 2.1(f).

“Annual Pulpwood Take or Pay Volume” shall have the meaning provided in Section 2.1(f).

“Annual Sawtimber Non-Take or Pay Volume” shall have the meaning provided in Section 2.2(d).

“Annual Sawtimber Take or Pay Volume” shall have the meaning provided in Section 2.2(b).

“Arbitrator” shall have the meaning provided in Section 8.13(b).

“Asset Purchase Agreement” shall have the meaning provided in the recitals to this Agreement.

“Base Average Pulpwood Freight Premium” shall have the meaning provided in Section 6.4(b)(i).

“Base Average Sawtimber Premium” shall have the meaning provided in Section 6.4(b)(ii).

“Base Weighting Units for Pine Pulpwood” shall have the meaning provided in Section 6.4(b)(i).

“Base Weighting Units for Pine Sawtimber” shall have the meaning provided in Section 6.4(b)(ii).

“Business” shall have the meaning provided in the recitals to this Agreement.

“Calendar Monthly Average RLSPCL Price” shall have the meaning provided in Section 4.2.

“Calendar Year” means a full year beginning on January 1 and continuing through the following December 31.

“Commencement of One-Shift Operation” shall have the meaning provided in Section 2.2(e).

“Committed Volume of Pine Products” shall have the meaning provided in Section 6.4(a).

“Contract Manager” shall have the meaning provided in Section 8.13.

“Contract Year” means a one-year period beginning on the date of this Agreement or on an annual anniversary of such date.

“Default Rate” means a fixed rate equal to:  (i) the three month London interbank offered rate (LIBOR) as of the date of determination, as reported in the Wall Street Journal Money Rate column (or, in the event the Wall Street Journal no longer is published, or no longer publishes such rate, such other similarly determined rate as Purchaser and Seller mutually agree), plus (ii) [****] percent ([****]%) per annum.

“Delivery Locations” means the locations listed on Annex E, as the same may be changed from time to time by written agreement of the parties to this Agreement, and such other Delivery Locations as may be specified pursuant to Section 2.7.

“Derived Stumpage Price” means the delivered price at which Products are sold by Seller to a Person or Persons other than Purchaser, less an amount equal to the Logging Fees that would have been payable by Purchaser with respect to such sale if such sale had been made by Seller to Purchaser pursuant to this Agreement with delivery to the location of such other Person or Persons.

“Dispute” shall have the meaning provided in Section 8.13.

“DOB” means diameter outside bark.

“Dollar(s)” means United States Dollar(s).

“East Edisto District” means those Timberlands of Seller situated to the east of the Edisto River and Four Hole Swamp and to the south of I-26.

“Effective Date” means 12:01 a.m. on July 1, 2008.

“Fee Stumpage Reserve” means the quantity of Products to be harvested from the Timberlands pursuant to the Annual Plan during a Calendar Year by Purchaser Assumed Contract Loggers, as provided in Section 2.5(d).

“Force Majeure Event” means any cause, condition or event beyond either party’s reasonable control that delays or prevents that party’s performance of its obligations hereunder, including war, acts of government, acts of public enemy, riots, civil strife, lightning, fires,

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explosions, storms and floods (which storms and floods, in the case of Seller, makes logging in accordance with Section 6.3 commercially impracticable or, in the case of Purchaser, makes its operations at the Kraft Mill or the SLM Sawmill, respectively, commercially impracticable), power failures, other acts of God or nature, labor strikes or lockouts by either party’s employees and other similar events or circumstances; provided, however, that adverse financial or market conditions shall not constitute a Force Majeure Event.

“Hardwood Chips” shall have the meaning provided in the recitals to this Agreement.

“Hardwood Chips Quality Specifications” shall have the meaning provided in Section 2.3.

“Hardwood Products” means Hardwood Pulpwood and Hardwood Chips.

“Hardwood Pulpwood” shall have the meaning provided in the recitals to this Agreement.

“Hardwood Pulpwood Quality Specifications” shall have the meaning provided in Section 2.3.

“Kraft Mill” shall have the meaning provided in the recitals to this Agreement.

“Logging Fee Components” shall have the meaning provided in Section 4.1(b).

“Logging Fees” shall have the meaning provided in Section 4.1(a).

“Losses” means any and all claims, liabilities, obligations, losses, fines, costs, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys’ and accountants’ fees incurred in the investigation or defense of any of the same or in enforcing any rights under this Agreement.

“Market Related Downtime at the Kraft Mill” means a shutdown of one or more paper machines at the Kraft Mill on a temporary basis because of market conditions.

“Market Related Downtime at the SLM Sawmill” means a shutdown of the SLM Sawmill on a temporary basis because of market conditions.

“Non-Take or Pay Shortfall” shall have the meaning provided in Section 3.2(c).

“Notice Period” has the meaning given that term in Section 7.2.

“One-Shift Purchase Floor” means [****] tons of Pine Sawtimber during the first five years of the Term; [****] tons of Pine Sawtimber during the second five years of the Term; and [****] tons of Pine Sawtimber during the last five years of the Term.

“Payment Date” shall have the meaning provided in Section 3.1(b).

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“Person” means any individual, sole proprietorship, trust, estate, executor, legal representative, unincorporated association, association, institution, corporation, company, partnership, limited liability company, limited liability partnership, joint venture, government (whether national, federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity.

“Pine Chips” shall have the meaning provided in the recitals to this Agreement.

“Pine Chip Quality Specifications” shall have the meaning provided in Section 2.1(a).

“Pine Products” means Pine Pulpwood, Pine Chips and Pine Sawtimber.

“Pine Pulpwood” shall have the meaning provided in the recitals to this Agreement.

“Pine Pulpwood Committed Volume” shall have the meaning provided in Section 2.1(b).

“Pine Pulpwood Maximum Take or Pay Volume” shall have the meaning provided in Section 2.1(b).

“Pine Pulpwood Quality Specifications” shall have the meaning provided in Section 2.1(a).

“Pine Sawtimber” shall have the meaning provided in the recitals to this Agreement.

“Pine Sawtimber Maximum Committed Volume” shall have the meaning provided in Section 2.2(c).

“Pine Sawtimber Quality Specifications” shall have the meaning provided in Section 2.2(a).

“Products” shall have the meaning provided in the recitals to this Agreement.

“Product Specifications” means the Pine Pulpwood Quality Specifications, the Pine Chips Quality Specifications, the Pine Sawtimber Quality Specifications, the Hardwood Pulpwood Quality Specifications and the Hardwood Chips Quality Specifications.

“Pulpwood Non-Take or Pay Purchase Shortfall” shall have the meaning provided in Section 3.2(a).

“Pulpwood Supply Shortfall” shall have the meaning provided in Section 3.3(a).

“Purchaser Assumed Contract Loggers” means the logging contractors who entered into master cut and haul agreements covering purchased stumpage which were assigned to Purchaser as an Assumed Contract (as defined in the Asset Purchase Agreement) pursuant to the Asset Purchase Agreement.

“Purchaser Requested Additional Pulpwood Volume” shall have the meaning provided in Section 2.1(c).

“Quantities” means the respective quantities of Products required to be supplied by Seller and purchased by Purchaser under this Agreement.

“Reported Diesel Fuel Price” means the weekly Retail On-Highway Diesel Price (including taxes) reported by the U.S. Department of Energy, Energy Information Administration for the Lower Atlantic States (or, in the event such information is no longer published, or otherwise is not available from such source, such other reasonably similar information, from the same or another source, as the parties mutually determine in writing).

“Rules” shall have the meaning provided in Section 8.13(b).

“Sawmill Notice Period” shall have the meaning provided in Section 7.3.

“Sawtimber Supply Shortfall” shall have the meaning provided in Section 3.3(b).

“Sawtimber Non-Take or Pay Purchase Shortfall” shall have the meaning provided in Section 3.2(b).

“Seller Offered Additional Pulpwood Volume” shall have the meaning provided in Section 2.1(d).

“Seller’s Harvest Plan” shall have the meaning provided in Section 2.5(b).

“SLM Sawmill” shall mean the sawmill located at the Summerville Lumber Mill.

“Stumpage Price” means a Dollar per ton “stumpage price” which shall be determined based on [****] plus or minus the adjustment indicated:

	Product	Price Category	Adjustment

1.	Pine Sawtimber (other than pine “chipnsaw”)	[****]	[****]

2.	Pine “Chipnsaw” (6 inch)	[****]	[****]

3.	Pine Pulpwood	[****]	[****]

4.	Hardwood Pulpwood	[****]	[****]

The Stumpage Price for Pine Chips and Hardwood Chips shall be the same as the Stumpage Price for Pine Pulpwood and Hardwood Pulpwood, respectively, calculated as set forth above.

“Summerville Lumber Mill” has the meaning given that term in the recitals to this Agreement.

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“Supply Shortfall” shall mean a Pulpwood Supply Shortfall or a Sawtimber Supply Shortfall.

“Sustainable Forest Practice Standards” means standards substantially similar to the Sustainable Forestry Initiative of SFI, Inc. (including, without limitation, the American Tree Farm System of the American Forest Foundation), as that standard may be modified by SFI, Inc. from time to time.

“Take or Pay Shortfall”  shall have the meaning provided in Section 3.1(a).

“Term” shall have the meaning provided in Article 5.

“Timberlands” means the timberlands located in any of the following counties of South Carolina which are now or hereafter owned by Seller or an Affiliate or on which Seller or an Affiliate controls the timber or from which Seller otherwise has the right to acquire the timber:  Allendale, Bamberg, Barnwell, Beaufort, Berkeley, Calhoun, Charleston, Clarendon, Colleton, Dorchester, Florence, Georgetown, Hampton, Horry, Jasper, Marion, Orangeburg and Williamsburg.

“ton” means two thousand pounds.

“Weighted Average Stumpage Price” shall have the meaning provided in Section 3.1(a).

“Weighting Units” means acres of productive planted and natural pine stands, adjusted by stand age and thinned status, as determined in accordance with the methodology set forth in Annex G.

ARTICLE 2.

PURCHASE OF PRODUCTS

Section 2.1             Purchase of Pine Pulpwood.  (a)  Seller shall sell and deliver to Purchaser at the Delivery Locations determined in accordance with Sections 2.5 and 2.6, and Purchaser shall purchase, receive and pay for, in each Calendar Year, an amount of Pine Pulpwood from the Timberlands determined as provided in this Section 2.1.  All Pine Pulpwood purchased and sold pursuant to this Agreement shall comply with the quality specifications set forth in Annex A-1, as such specifications may be modified from time to time in accordance with Section 2.4 (the “Pine Pulpwood Quality Specifications”).  Seller, in its sole discretion, may deliver Pine Chips in lieu of Pine Pulpwood to fulfill a portion of its obligation to deliver Pine Pulpwood under this Agreement; however, Purchaser acknowledges that the volume of Pine Chips provided by Seller pursuant to this Agreement likely will decrease substantially, and may be eliminated, during the Term.  Notwithstanding anything in this Agreement to the contrary, Seller acknowledges that all such Pine Chips so purchased by Purchaser hereunder shall be deemed purchases of Pine Pulpwood hereunder for purposes of satisfying Purchaser’s obligations to purchase Pine Pulpwood hereunder.  All Pine Chips purchased and sold pursuant to this Agreement shall comply with the quality specifications set forth in Annex A-3, as such specifications may be modified from time to time in accordance with Section 2.4 (the “Pine Chip Quality Specifications”).

(b)           Seller’s Harvest Plan submitted in accordance with Section 2.5 shall specify the quantity of Pine Pulpwood that Seller is willing to supply during the Calendar Year, which shall be not less than the amount set forth opposite such Calendar Year under the heading “Committed Volume and Minimum Take or Pay Volume” on Annex C (the “Pine Pulpwood Committed Volume”).  Seller shall be required to sell and Purchaser shall be required to purchase:  (i) the quantity of Pine Pulpwood specified in Seller’s Harvest Plan, up to the maximum aggregate volume for that Calendar Year set forth under the heading “Maximum Take or Pay Volume” on Annex C (the “Pine Pulpwood Maximum Take or Pay Volume”), and (ii) to the extent Seller’s Harvest Plan provides for the harvest of Pine Pulpwood in excess of the Pine Pulpwood Maximum Take or Pay Volume, such portion of such excess Pine Pulpwood as Purchaser, in its sole discretion, elects in writing to purchase.  The amount of Pine Pulpwood which Purchaser is required to purchase from Seller pursuant to clause (i) of the preceding sentence, and the excess that Purchaser elects to purchase pursuant to clause (ii) of the preceding sentence, are collectively referred to as the “Annual Pulpwood Base Volume” for the Calendar Year.  The price to be paid by Purchaser to Seller for the Annual Pulpwood Base Volume shall be determined as provided in Article 4.

(c)           In connection with the preparation of the Annual Plan or subsequently at any time during the Calendar Year, Purchaser may request in writing that Seller sell to Purchaser during the Calendar Year a greater quantity of Pine Pulpwood than was specified in Seller’s Harvest Plan for the Calendar Year.  Seller may, in its sole discretion, agree in writing to supply all or part of the additional amount requested by Purchaser at such price or prices as Seller and Purchaser may agree (the aggregate additional amount of Pine Pulpwood that Purchaser so requests and Seller agrees to supply to Purchaser during a Calendar Year is referred to as the “Purchaser Requested Additional Pulpwood Volume”).  To the extent that (and only to the extent that) the price of Purchaser Requested Additional Pulpwood agreed upon by the parties is equal to or less than the price payable for Pine Pulpwood pursuant to Article 4 at the time Seller and Purchaser agree on the price to be paid by Purchaser for such additional Pine Pulpwood, the Pine Pulpwood “Committed Volume and Minimum Take or Pay Volume” amounts set forth on Annex C for each Calendar Year during the remainder of the Term shall be reduced evenly by a pro rata portion of such Purchaser Requested Additional Pulpwood Volume.

(d)           At any time during the Calendar Year prior to December 1, Seller may propose in writing to sell to Purchaser additional quantities of Pine Pulpwood that Seller determines to harvest, at prices determined as provided in Article 4.  Purchaser may, in its sole discretion, accept all or a portion of Seller’s proposal by giving written notice of such acceptance to Seller within 10 business days after receipt of Seller’s proposal (the aggregate additional amount of Pine Pulpwood that Seller so proposes to supply, and Purchaser so accepts, during a Calendar Year is referred to as the “Seller Offered Additional Pulpwood Volume”).  The Pine Pulpwood Committed Volume for future Calendar Years shall not be reduced by the Seller Offered Additional Pulpwood Volume.

(e)           Seller shall not sell any Pine Pulpwood from the Timberlands meeting the Pine Pulpwood Quality Specifications to any Person other than Purchaser unless Seller has first either:

(x) offered such Pine Pulpwood to Purchaser in Seller’s Harvest Plan for the Calendar Year pursuant to Section 2.1(b) as quantities in excess of the Pine Pulpwood Maximum Take or Pay Volume, and Purchaser has not accepted such offer, or (y) offered such Pine Pulpwood to Purchaser pursuant to Section 2.1(d), and Purchaser has not agreed to purchase such Pine Pulpwood within the time period specified in Section 2.1(d).  Notwithstanding the foregoing, this Section 2.1(e) shall not apply to sales by Seller of (i) stems with a butt diameter outside bark of less than 8 inches for use in the production of posts, and (ii) stems with a butt diameter outside bark of 8 inches or more, in either case that are sold for a stumpage price or a Derived Stumpage Price (as the case may be) higher than the stumpage price then payable for Pine Pulpwood as determined in accordance with Article 4.

(f)                                    The “Annual Plan Pulpwood Volume” for a Calendar Year shall be the sum of:  (i) the Annual Pulpwood Base Volume for the Calendar Year, (ii) the Purchaser Requested Additional Volume, if any, for the Calendar Year, and (iii) the Seller Offered Additional Volume, if any for the Calendar Year.  The “Annual Pulpwood Take or Pay Volume” for the Calendar Year shall be the lesser of:  (x) the Annual Plan Pulpwood Volume for the Calendar Year, or (y) the Pine Pulpwood Maximum Take or Pay Volume for the Calendar Year.  The “Annual Pulpwood Non-Take or Pay Volume” for the Calendar Year shall be the amount, if any, by which the Annual Plan Pulpwood Volume for the Calendar Year exceeds the Annual Pulpwood Take or Pay Volume for the Calendar Year.

(g)                                 In Calendar Year 2015 and in each Calendar Year thereafter through Calendar Year 2022, Seller shall review its projected harvests of Pine Pulpwood from the Timberlands for each Calendar Year remaining in the period from 2018 through the end of the Term and determine, in its sole discretion, if it is able to increase the Pine Pulpwood Committed Volume for any of those subsequent Calendar Years and remain in compliance with its obligations to maintain the Timberlands in accordance with Section 6.3 and shall notify Purchaser in writing if Seller is able to increase the Pine Pulpwood Committed Volume for any such subsequent Calendar Year.  If Seller notifies Purchaser in writing that Seller is able so to increase the Pine Pulpwood Committed Volume from the Timberlands for any of those subsequent Calendar Years and Purchaser accepts the increased commitment in writing, such increased commitment shall become the Pine Pulpwood Committed Volume for the specified subsequent Calendar Years.

Section 2.2                                      Purchase of Pine Sawtimber.  (a)  Seller shall sell and deliver to Purchaser, and Purchaser shall purchase, receive and pay for, in each Calendar Year, an amount of Pine Sawtimber determined as provided in this Section 2.2 at prices determined as provided in Article 4 (except as otherwise provided in Section 2.2(d)).  All Pine Sawtimber purchased and sold pursuant to this Agreement shall comply with the quality specifications set forth in Annex A-2, as such specifications may be modified from time to time in accordance with Section 2.4 (the “Pine Sawtimber Quality Specifications”).  The Pine Sawtimber delivered by Seller in each Calendar Year pursuant to this Agreement shall include all Pine Sawtimber harvested by Seller within a [****]mile haul radius of the SLM Sawmill (other than stems for use in the production of poles and pilings and stems greater than 20 inches DOB butt), up to the Annual Plan Sawtimber Volume, and shall consist of the following percentages of “Chipnsaw” 6 inch and Pine Sawtimber volume:

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	2008-2012	2013-2017	2018-2022

“Chipnsaw” 6 inch	[****]%-[****]%	[****]%-[****]%	[****]%-[****]%

Pine Sawtimber	[****]%-[****]%	[****]%-[****]%	[****]%-[****]%

(b)                                 Except as provided in Section 2.2(c) and Section 2.2(e), the number of tons of Pine Sawtimber Seller is required to supply to Purchaser, and Purchaser is required to purchase, under this Agreement during each Calendar Year of the Term shall be the amount set forth under the heading “Take or Pay Volume (and Minimum Committed Volume)” opposite such Calendar Year on Annex D (such amount, as adjusted pursuant to Section 2.2(e), is referred to herein as the “Annual Sawtimber Take or Pay Volume”).

(c)                                  Except as otherwise provided in Section 2.2(e), if during any Calendar Year Purchaser purchases Pine Sawtimber for the SLM Sawmill in quantities in excess of the Annual Sawtimber Take or Pay Volume for the Calendar Year, Purchaser shall purchase from Seller, and Seller shall sell to Purchaser, such additional quantities (up to [****] tons per Calendar Year or a pro rata proportion thereof in the initial and final Calendar Years of this Agreement) (such amount is referred to herein as the “Additional Annual Sawtimber Volume”) at the price determined as provided in Article 4; provided, however, that except as provided in Section 2.2(d) or as provided in Article 3 with respect to amounts carried over from a prior Calendar Year, Seller shall not be required to sell to Purchaser, and Purchaser shall not be required to purchase from Seller, more than the sum of the Annual Sawtimber Take or Pay Volume and the Additional Annual Sawtimber Volume (collectively, the “Pine Sawtimber Maximum Committed Volume”) during the Calendar Year.

(d)                                 Purchaser and Seller may agree in writing, in their respective sole discretion, that Seller will sell to Purchaser, and Purchaser will purchase from Seller, during a Calendar Year Pine Sawtimber in quantities in excess of the Pine Sawtimber Maximum Committed Volume at such price or prices as Seller and Purchaser may agree (any such additional volume plus any volume required to be purchased and sold for the Calendar Year under Section 2.2(c) is referred to collectively as the “Annual Sawtimber Non-Take or Pay Volume”) (the Annual Sawtimber Take or Pay Volume for the Calendar Year plus any Sawtimber Non-Take or Pay Volume for the Calendar Year are referred to collectively as the “Annual Plan Sawtimber Volume” for the Calendar Year).

(e)                                  If from time to time during the Term the SLM Sawmill reduces its operation to only one shift (or if on the Effective Date of this Agreement the SLM Sawmill is operating with only one shift) then, notwithstanding the other provisions of this Section 2.2, from the date of commencement of such one-shift operation (or from the date of the Asset Purchase Agreement, if the SLM Sawmill was operating with only one shift on the Effective Date) (the applicable date being the “Commencement of One-Shift Operation”) and while such one-shift operation continues:  (i) the aggregate quantity of Pine Sawtimber that Purchaser shall be required to purchase, and Seller shall be required to sell, under this Agreement (which shall become the Annual Sawtimber Take or Pay Volume for the period of such one-shift operation) shall be the greater of:  (x) the applicable One-Shift Purchase Floor (pro-rated for the period of such one-shift operation), and (y) the total quantity of Pine Sawtimber then being consumed by the SLM

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Sawmill less [****] tons, (ii) Purchaser shall have no obligation to take any Additional Annual Sawtimber Volume, and (iii) the requirement in Section 2.2(a) to deliver all Pine Sawtimber within a [****]mile haul radius of the SLM Sawmill shall not apply.  During any period of one-shift operation of the SLM Sawmill, Purchaser shall deliver to Seller, promptly following the end of each month, a written report showing the total quantity of Pine Sawtimber consumed by the SLM Sawmill during such month.  If the one-shift operation of the SLM Sawmill continues for more than 24 months after the Commencement of One-Shift Operation and the quantity of Pine Sawtimber purchased by Purchaser while operating on such one-shift operation during the Calendar Year ending immediately following the end of such 24 month period is less than [****] tons in years 1 to 10 of this Agreement, or less than [****] tons in years 11 to 15 of this Agreement (in each case, proportionately reduced to reflect only that portion of the Calendar Year during which Purchaser is operating the SLM Sawmill on a one shift operation and further proportionately reduced, in the case of the Calendar Year in which such 24 month period ends, to reflect only the portion of such Calendar Year falling after the end of such 24 month period), the Pine Pulpwood Committed Volume for the immediately following Calendar Year shall be proportionately reduced by the percentage by which the quantity of Pine Sawtimber so purchased by Purchaser in the Calendar Year of determination (or portion thereof falling after the end of such 24 month period) is less than [****] tons or [****] tons (or, in each case, the proportionate amount thereof determined as described above), as the case may be.  The calculation set forth in the immediately preceding sentence shall apply to each Calendar Year following the end of such 24-month period so long as Purchaser continues to operate on such one-shift operation at the SLM Sawmill during all or a portion of such Calendar Year.  At such time as the SLM Sawmill returns to two-shift operation, the Annual Sawtimber Take or Pay Volume and the Additional Annual Sawtimber Volume shall revert to the amounts determined as provided in Sections 2.2(b) and 2.2(c) (proportionately adjusted, in the case of the Calendar Year in which such return to two-shift operation occurs, to reflect only the portion of the Calendar Year falling after such return to two-shift operation).

(f)  During Market Related Downtime at the SLM Sawmill, Seller shall limit deliveries of Pine Sawtimber to the SLM Sawmill, to the extent requested by Purchaser, and the parties shall work together and use commercially reasonable efforts to minimize and mitigate the impact of such Market Related Downtime on Seller’s loggers (which may include, without limitation, maximizing the use of Purchaser’s wet storage capacity and, if the parties so agree, increasing the volume of Pine Pulpwood that is harvested by Seller and delivered to Purchaser during such Market Related Downtime at the SLM Sawmill and use of Seller’s loggers to log stumpage controlled by Purchaser); provided, however, that:  (i) if the parties determine to increase the volume of Pine Pulpwood to be harvested by Seller and delivered to Purchaser during such Market Related Downtime at the SLM Sawmill, the Pine Pulpwood “Committed Volume and Take or Pay Volume” amounts set forth on Annex C for each Calendar Year during the remainder of the Term shall be reduced evenly by a pro rata portion of such additional volume so delivered, (ii) the provisions of this Section 2.2(f) shall not apply to more than one period of Market Related Downtime in any Calendar Year, or to any period of Market Related Downtime to the extent it exceeds two months in duration, and (iii) nothing in this Section 2.2(f) shall limit any of the rights or obligations of the parties under Article 3.

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Section 2.3                                      Purchase of Hardwood.  Seller shall sell and deliver to Purchaser, and Purchaser shall purchase from Seller, receive and pay for, in each Calendar Year at the prices determined as provided in Article 4, all Hardwood Pulpwood and Hardwood Chips harvested by Seller during the Calendar Year (or portion of the Calendar Year in which this Agreement is in effect) from Seller’s Timberlands.  Seller shall, in its commercially reasonable judgment, make the determination of whether hardwood products produced from such Timberlands will be classified as Hardwood Pulpwood or as higher value hardwood products which shall not be subject to this Agreement (all of which higher value hardwood products Seller may sell to third parties, provided that the stumpage price or Derived Stumpage Price thereof, as the case may be, exceeds the Stumpage Price that Seller would have received from Purchaser pursuant to Article 4 for such products).  All Hardwood Pulpwood and Hardwood Chips purchased pursuant to this Agreement shall comply with, respectively, the quality specifications for Hardwood Pulpwood set forth in Annex B-1, as such specifications may be modified from time to time in accordance with Section 2.4 (the “Hardwood Pulpwood Quality Specifications”), and the quality specifications for Hardwood Chips set forth in Annex B-2, as such specifications may be modified from time to time in accordance with Section 2.4 (the “Hardwood Chips Quality Specifications”).

Section 2.4                                      Modification of Specifications.  Purchaser and Seller shall use commercially reasonable efforts to agree from time to time upon any modifications to the Product Specifications and any price adjustments or required volume reductions for the Products covered by the modified Product Specifications.  All Products sold by Seller to Purchaser following the date any mutually agreed upon modifications to the Product Specifications become effective shall comply with such modified Product Specifications.

Section 2.5                                      Annual Plan.  (a)  Prior to the Effective Date, the parties agreed upon an Annual Plan for the portion of Calendar Year 2008 after the Effective Date which sets forth the Quantities of Pine Pulpwood and Sawtimber to be delivered to each Delivery Location under this Agreement during the remainder of Calendar Year 2008 (which Quantities are not less than a pro rata portion of the Committed Volume of Pine Products for the initial Contract Year, based on the number of days in the Calendar Year after the Effective Date), the portion of the Pine Pulpwood which Seller anticipates furnishing during such period in the form of Pine Chips, the portion of the Products to be delivered pursuant to the Annual Plan which shall constitute the Fee Stumpage Reserve to be made available for harvesting by Purchaser Assumed Contract Loggers and the other provisions required to be contained in an Annual Plan pursuant to Section 2.5(b).

(b)                                 By not later than July 1 of each year during the Term, Seller shall submit to Purchaser Seller’s plan for supplying Products of each type to Purchaser from the Timberlands during the following Calendar Year in at least the minimum amounts required by this Agreement (“Seller’s Harvest Plan”).  Seller’s Harvest Plan shall specify:  (x) the quantity of Pine Pulpwood and Pine Sawtimber that will be available for sale to Purchaser in accordance with Sections 2.1 and 2.2, the proposed quantities of Pine Pulpwood and Pine Sawtimber to be delivered to each Delivery Location and the portion of the Pine Pulpwood which Seller anticipates furnishing during the Calendar Year in the form of Pine Chips pursuant to Section 2.1(a), (y) the quantity of Hardwood Pulpwood that will be available for sale to Purchaser in accordance with Section 2.3, the proposed quantities of Hardwood Pulpwood to be delivered to each Delivery Location and the portion of the Hardwood Pulpwood which Seller anticipates furnishing in the form of Hardwood Chips, and (z)  if a Fee Stumpage Reserve will be in effect for the following Calendar Year in accordance with Section 2.5(d), the portion of Products to be delivered pursuant to the Annual Plan which shall constitute the Fee Stumpage Reserve and made available for harvesting by Purchaser Assumed Contract Loggers as provided in Section 2.5(d) (which portion shall be reasonable and based on the aggregate harvesting capacity of the logging contractors who entered into master cut and haul agreements covering fee stumpage with Seller which were Excluded Contracts (as defined in the Asset Purchase Agreement) under the Asset Purchase Agreement and Seller’s total harvesting requirements).  By not later than July 21 of the same Calendar Year, Purchaser shall submit to Seller in writing a proposed plan with respect to the quantities of Pine Pulpwood, Pine Sawtimber and Hardwood Pulpwood to be purchased from Seller during the following Calendar Year and Purchaser’s estimated weekly delivery targets by Delivery Location.  The quantities of Pine Pulpwood and Pine Sawtimber specified in the proposed plan shall be the amounts provided in Sections 2.1(b), 2.2(b) and 2.2(c) (to the extent specified in that section); provided, however, that consistent with Sections 2.1(c) and 2.2(d), Purchaser may request in its proposed plan that Seller sell more than the amounts provided in Sections 2.1(b), 2.2(b) and 2.2(c) during the Calendar Year covered by the Plan, and Seller, in its sole discretion, may either agree to sell, or decline to sell, such increased amounts.  The parties shall work together in good faith to agree, by no later than the September 1 following delivery of Purchaser’s proposed plan, upon a mutually acceptable weekly delivery schedule for each Delivery Location for Products to be purchased and sold pursuant to this Agreement for the Calendar Year covered by Purchaser’s proposal (which delivery schedule shall, except for the delivery of Pine Chips to the Kraft Mill and except as otherwise contemplated by Section 2.6, generally provide for the delivery of Pine Products in approximately equal weekly volumes to the nearest Delivery Location to the tract from which the Pine Products are harvested).  The Quantities of Products to be purchased and sold during the Calendar Year, the targeted weekly delivery schedule for each Delivery Location and the Fee Stumpage Reserve for the Calendar Year (if a Fee Stumpage Reserve is in effect for the Calendar Year) as agreed upon in writing by Seller and Purchaser in accordance with the foregoing procedure, shall constitute the “Annual Plan” for such Calendar Year except as otherwise subsequently changed by written agreement of Seller and Purchaser.

(c)                                  The parties acknowledge that variations from the Annual Plan (including timing and volumes of Products to be delivered to each Delivery Location) will occur; however, each party shall use commercially reasonable efforts to implement each Annual Plan in accordance with its terms.  Seller shall use commercially reasonable efforts to deliver weekly to, and Purchaser shall use commercially reasonable efforts to accept and purchase weekly at, each Delivery Location the quantity of each Product specified in the Annual Plan for such Delivery Location for such week (as adjusted pursuant to this Section 2.5(c) and Section 2.6).  Purchaser shall provide to Seller by Friday of each week during the Calendar Year a projection of Purchaser’s weekly requirements for Seller’s Products at each Delivery Location for the following six weeks, which shall take into account Seller’s average weekly deliveries of each Product by Delivery Location for the Calendar Year to date, Purchaser’s requirements for and capacity to process each Product at such Delivery Location, Seller’s logger and forestry management requirements and ability to supply each Product at each Delivery Location and whether the average weekly deliveries as so determined are:  (i) below the targeted amount set forth in the Annual Plan for such Delivery Location and Product for such period, as previously adjusted pursuant to this Section 2.5(c) (in which case the projected weekly delivery requirements shall (subject to Section 2.6 hereof) be increased to make up for the shortfall to the extent commercially reasonable for both Seller and Purchaser), or (ii) above the targeted amount set forth in the Annual Plan for such Delivery Location and Product for such period, as previously adjusted pursuant to this Section 2.5(c) (in which case the projected weekly delivery requirements shall (subject to Section 2.6 hereof) be decreased to make up for the overage to the extent commercially reasonable for both Seller and Purchaser).  Subject to the other provisions of this Section 2.5(c), during any Calendar Year, with reasonable notice to the other party, Seller may vary its deliveries, and Purchaser may vary its purchases, of Products so long as such variations in delivery and purchase are immaterial and will not materially impair the operations of the Kraft Mill or the SLM Sawmill, or the operations at the respective Delivery Locations, or the operations at Seller’s Timberlands from which the Products are supplied.  Notwithstanding any change in deliveries of Products during any period pursuant to this Section 2.5(c), no such change shall limit any of the rights or obligations of the parties under Article 3.

(d)                                 During each of the first three Contract Years, Seller shall make available as a Fee Stumpage Reserve for harvesting by Purchaser Assumed Contract Loggers the quantity of Products specified in the Annual Plan or Annual Plans covering such Contract Year (or, in the case of the remainder of Calendar Year 2008 after the Effective Date, the amount agreed upon prior to the Effective Date as provided in Section 2.5(a)).  Except as provided in Section 2.5(b), Seller shall solely determine and control the tracts within the Timberlands from which the Fee Stumpage Reserve shall be harvested, the Quantities of Products to be harvested from such tracts, the type and method of logging to be used in harvesting such tracts and the other logging processes to be used in harvesting such tracts; however, a reasonable portion of such tracts shall be reasonably accessible for harvesting during wet weather.  Seller from time to time shall advise Purchaser when it has Fee Stumpage Reserve tracts available for harvesting by the Purchaser Assumed Contract Loggers, and Purchaser from time to time shall advise Seller when there is excess harvesting capacity available among the Purchaser Assumed Contract Loggers to harvest Fee Stumpage Reserve tracts.  When Seller has Fee Stumpage Reserve tracts available for harvesting by the Purchaser Assumed Contract Loggers, Purchaser may direct one or more Purchaser Assumed Contract Loggers to Seller for the purpose of harvesting such tracts; however, in the absence of such direction, Seller may select the Purchaser Assumed Contract Loggers to harvest such tracts.  Purchaser shall make sufficient Purchaser Assumed Contract Logger capacity available to Seller on a consistent basis for Seller to meet its delivery requirements with respect to the portion of the Annual Plan consisting of the Fee Stumpage Reserve.  Regardless of whether a Purchaser Assumed Contract Logger is directed to Seller by Purchaser or is selected by Purchaser, Seller shall be responsible for contracting with such Purchaser Assumed Contract Logger to harvest available Fee Stumpage Reserve tracts at such prices, reimbursement and adjustments, with such specifications and on such other terms and conditions, as Seller and such Purchaser Assumed Contract Logger may agree.  Nothing in this Agreement shall restrict (i) the right of Seller from time to time to enter into agreements with Purchaser Assumed Contract Loggers or other logging contractors regularly engaged by Purchaser to harvest Products from the Timberlands not in connection with the Fee Stumpage Reserve at such prices, which such reimbursements and adjustments, with such specifications and on such other terms and conditions, as Seller and any such Purchaser Assumed Contract

Logger may agree, or (ii) the right of Purchaser from time to time to enter into agreements with logging contractors regularly engaged by Seller to harvest Products from the Timberlands to harvest third party stumpage purchased by Purchaser at such prices, with such reimbursements and adjustments, with such specifications and on such other terms and conditions, as Purchaser and any such logging contractor may agree.  Seller and Purchaser shall review the Fee Stumpage Reserve program at the end of the third Contract Year of this Agreement to determine whether they mutually desire to continue the program and, if so, the terms on which the program shall be continued by them.

Section 2.6                                      Additional Delivery Locations.  (a)  From time to time during the Term, Purchaser may designate additional Delivery Locations controlled by Purchaser by written notice given to Seller.

(b)                                 Purchaser also may designate one or more additional third party Delivery Locations not controlled by Purchaser for delivery of Products; provided, however, that unless the parties otherwise agree in writing:  (i) the aggregate volume of Pine Pulpwood delivered to all such third party locations (other than Dempsey Wood Products) during any Calendar Year shall not exceed:  (x) during any of the first five Calendar Years of the Term, [****]% of the Annual Plan Pulpwood Volume for such Calendar Year; (y) during any of the second five Calendar Years of the Term, [****]% of the Annual Plan Pulpwood Volume for such Calendar Year and (z) during any of the last five Calendar Years of the Term, [****]% of the Annual Plan Pulpwood Volume for such Calendar Year, (ii) the aggregate volume of Pine Sawtimber delivered to all such third party locations during a Calendar Year shall not exceed [****]% of the Annual Plan Sawtimber Volume for such Calendar Year, and (iii) in any event, Purchaser shall not sell any Products delivered by Seller to a third party Delivery Location at a price higher than the price paid by Purchaser to Seller for such Products under Article 4.  Notwithstanding the foregoing, during any Market Related Downtime at the Kraft Mill, Purchaser may increase the portion of the Annual Plan Pulpwood Volume that is being delivered to third party Delivery Locations; however, the aggregate volume of Pine Pulpwood so delivered to all third party Delivery Locations (other than Dempsey Wood Products) while such Market Related Downtime at the Kraft Mill continues shall not exceed an amount determined by multiplying the aggregate volume of Pine Pulpwood to be supplied by Seller to Purchaser pursuant to the Annual Plan during such Market Related Downtime at the Kraft Mill by a fraction, the numerator of which is the amount of the reduction in the volume of Pine Pulpwood to be supplied by Seller pursuant to the Annual Plan that will be consumed by the Kraft Mill as a result of such Market Related Downtime at the Kraft Mill and the denominator of which is the aggregate volume of Pine Pulpwood to be supplied by Seller to Purchaser pursuant to the Annual Plan during such Market Related Downtime at the Kraft Mill.

(c)                                  Notwithstanding Sections 2.6(a) and 2.6(b), if Purchaser specifies delivery of any Products to any additional Delivery Location specified pursuant to Section 2.6(a) or Section 2.6(b) and Seller would be required to deliver Products to a Delivery Location more than [****] miles away from the tract from which such Products are harvested, Seller shall have no obligation to deliver such Products to such additional Delivery Location unless the parties have agreed, through good faith negotiations to the additional costs of Seller, if any, to be reimbursed by Purchaser as a result of deliveries to such additional Delivery Location.

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Section 2.7                                      Dempsey Wood Products.  The Annual Plan shall provide for the quantity of Pine Pulpwood, if any, to be delivered by Seller to the Dempsey Wood Products Delivery Location, and Pine Pulpwood delivered to the Dempsey Wood Products Delivery Location in accordance with the Annual Plan in any Calendar Year shall be counted towards the Annual Plan Pulpwood Volume for that Calendar Year.  If, in connection with the preparation of the Annual Plan in any Calendar Year, Purchaser notifies Seller that Purchaser does not intend to purchase Pine Chips from Dempsey Wood Products during the following Calendar Year, then: (i) the Annual Plan shall not provide for the delivery of Pine Pulpwood by Seller to Dempsey Wood Products during such following Calendar Year, and (ii) in any subsequent Calendar Year, Seller shall not be required to deliver Pine Pulpwood to Dempsey Wood Products unless Seller determines in good faith that the price payable to Seller by Dempsey Wood Products for such Pine Pulpwood represents an acceptable market price in the area for products similar to the Products delivered to Dempsey Wood Products by Seller.  The purchase price for Pine Pulpwood delivered by Seller to Dempsey Wood Products in accordance with the Annual Plan shall be the price negotiated between Seller and Dempsey Wood Products and shall be paid to Seller by Dempsey Wood Products.  The purchase price payable by Purchaser for pine chips or other products processed by Dempsey Wood Products for Purchaser shall be the price negotiated by Purchaser with Dempsey Wood Products and shall be paid by Purchaser.

ARTICLE 3.

FAILURE TO PURCHASE OR DELIVER

Section 3.1                                      Purchaser’s Obligation to Take or Pay.  (a)  Except as provided in Sections 3.1(b) and 3.6, Purchaser shall be required to pay for the entire Annual Pulpwood Take or Pay Volume and the entire Annual Sawtimber Take or Pay Volume with respect to each Calendar Year even if Purchaser fails to purchase such quantities of Products.  Except as otherwise expressly provided in Sections 3.1(b) and 3.6, if Purchaser fails to purchase the Annual Pulpwood Take or Pay Volume or the Annual Sawtimber Take or Pay Volume in any Calendar Year, Purchaser shall, as Seller’s sole and exclusive remedy for any such shortfall, pay to Seller an amount equal to the number of tons by which Purchaser’s purchases of Pine Pulpwood and Pine Chips, or Pine Sawtimber, as the case may be, during the Calendar Year were less than the Annual Pulpwood Take or Pay Volume or the Annual Sawtimber Take or Pay Volume, respectively, for the Calendar Year (a “Take or Pay Shortfall”), multiplied by the weighted average Stumpage Price of Pine Pulpwood or of Pine Sawtimber of the type(s) for which there was a Take or Pay Shortfall, as the case may be, sold to Purchaser pursuant to this Agreement during the Calendar Year (the “Weighted Average Stumpage Price”).  In determining the Weighted Average Stumpage Price for Pine Sawtimber, the parties shall use the actual Stumpage Prices and the midpoint of the range of the type of Pine Sawtimber (chipnsaw 6 inch or pine sawtimber) that was to have been delivered during the Calendar Year, as specified in Section 2.2(a).  Except as otherwise provided in Section 3.1(b), Seller shall calculate and invoice such amount to Purchaser by not later than January 15 of the Calendar Year following the Calendar Year in which the Take or Pay Shortfall occurs, and Purchaser shall pay the invoice by not later than January 31 of such Calendar Year.

(b)           Notwithstanding the provisions of Sections 3.1(a) or (c), to the extent a Take or Pay Shortfall exists on the last day of a Calendar Year prior to the last full Calendar Year during the Term, then, unless Purchaser otherwise elects in writing to pay the Take or Pay Shortfall to Seller in accordance with Section 3.1(a), the amount of the Take or Pay Shortfall so existing on such last day of the Calendar Year automatically shall be added to the Annual Pulpwood Take or Pay Volume or the Annual Sawtimber Take or Pay Volume, as the case may be, for the following Calendar Year in lieu of making the payment required by Section 3.1(a) with respect to the Take or Pay Shortfall so existing on such last day of the Calendar Year; provided, however, that in no event shall the sum of the amount of the Take or Pay Shortfall so carried over plus the amount of any Non-Take or Pay Shortfall for comparable Products carried over pursuant to Section 3.2(c) exceed [****]% of the Annual Plan Pulpwood Volume or [****]% of the Annual Plan Sawtimber Volume, as the case may be, for the Calendar Year in which the shortfall(s) occurred.  In the event that there is both a Take or Pay Shortfall and a Non-Take or Pay Shortfall in a Calendar Year with respect to comparable Products and the sum of such amounts exceeds the [****]% limitation described in the preceding sentence, amounts deferred to the following Calendar Year in accordance with this Agreement shall apply to the Take or Pay Shortfall in its entirety prior to applying to the Non-Take or Pay Shortfall.  If the amount of such a Take or Pay Shortfall is carried over and added to the Annual Pulpwood Take or Pay Volume or the Annual Sawtimber Take or Pay Volume, as the case may be, for the subsequent Calendar Year in accordance with this Section 3.1(b), Purchaser must then (subject to Seller’s ability to deliver such volumes) either (i) purchase the entire Annual Pulpwood Take or Pay Volume or the entire Annual Sawtimber Take or Pay Volume, as the case may be, scheduled in the Annual Plan to be purchased during the first half of such subsequent Calendar Year (including, without limitation, the amount of the Take or Pay Shortfall so carried over from the preceding Calendar Year) by June 30 of such subsequent Calendar Year (or such later date as is agreed to by the parties pursuant to Section 3.4 or September 30 of such subsequent Calendar Year, in the event Seller extends the delivery schedule as provided in Section 3.4) (the “Payment Date”), or (ii) pay Seller for the entire amount of any cumulative shortfall from such required purchases that exists on the Payment Date of such subsequent Calendar Year (with the amount of the payment calculated in the same manner as provided in Section 3.1(a), but using the Weighted Average Stumpage Price of the respective Products sold to Purchaser during the first half of such subsequent Calendar Year).  In determining the Weighted Average Stumpage Price for Pine Sawtimber, the parties shall use the actual Stumpage Prices of Pine Sawtimber actually delivered to Purchaser during such Calendar Year and the midpoint of the range of the type of Pine Sawtimber (chipnsaw 6 inch or pine sawtimber) that was to have been delivered during the Calendar Year, as specified in Section 2.2(a).  If Purchaser is required to make any such payment with respect to a cumulative shortfall in required purchases existing on the Payment Date in such subsequent Calendar Year, Seller shall calculate the amount of the payment due from Purchaser and invoice such amount to Purchaser by not later than 15 days after the Payment Date in such Calendar Year, and Purchaser shall pay such invoice by not later than 15 days after such invoice date.  Purchaser may not exercise the right to defer a Take or Pay Shortfall existing on the last day of a Calendar Year into the subsequent Calendar Year as provided in this Section 3.1(b) in any two consecutive Calendar Years.

(c)           If Purchaser fails to purchase the full Annual Pulpwood Take or Pay Volume or the full Annual Sawtimber Take or Pay Volume in any Calendar Year, Seller shall have the right,

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in its sole discretion, to sell the volume of Products which Purchaser failed to purchase to any other Person or Persons without any obligation to offer such Products to Purchaser under this Agreement and without any reduction in the amounts payable to Purchaser pursuant to this Section 3.1.

Section 3.2             Purchaser’s Failure to Purchase Amounts Not Subject to Take or Pay.  (a)  Except as provided in Sections 3.2(c) and 3.6, if Purchaser fails to purchase any Annual Pulpwood Non-Take or Pay Volume for a Calendar Year, then Seller shall use commercially reasonable efforts to sell all the shortfall volume (a “Pulpwood Non-Take or Pay Purchase Shortfall”), at market prices, to one or more other Person(s) in the subsequent Calendar Year; provided, however, that Seller may sell all or a portion of the Pulpwood Non-Take or Pay Purchase Shortfall, at market prices, in the same Calendar Year:  (i) to the extent that Purchaser so directs in writing, or (ii) if, after reasonable consultation by Purchaser and Seller during the annual planning process provided for in Section 2.5 for the subsequent Calendar Year and at such other times during the remainder of such Calendar Year as Seller may request, Purchaser consents in writing (which consent shall not unreasonably be withheld) to a request by Seller to sell during such Calendar Year to other Person(s) such portion of the Annual Pulpwood Non-Take or Pay Volume which it is reasonably apparent that Purchaser cannot accept from Seller during the remainder of the Calendar Year or carry over to the subsequent Calendar Year pursuant to Section 3.2(c).  If the stumpage price or Derived Stumpage Price (as the case may be) of any such sale of the Pulpwood Non-Take or Pay Purchase Shortfall to other Persons is less than the Weighted Average Stumpage Price of Pine Pulpwood sold to Purchaser pursuant to this Agreement during the Calendar Year, Purchaser shall, as Seller’s sole and exclusive remedy for any such shortfall, pay to Seller, for each such sale, the amount by which the Weighted Average Stumpage Price of Pine Pulpwood sold pursuant to this Agreement during the Calendar Year exceeded the stumpage price or Derived Stumpage Price (as the case may be) at which such sale was made multiplied by the number of tons so sold.  Seller shall calculate such amount and invoice such amount to Purchaser by not later than January 15 of the Calendar Year following the Calendar Year in which Seller sells the Pulpwood Non-Take or Pay Purchase Shortfall, and Purchaser shall pay such invoice by not later than 30 days after receipt of the invoice.

(b)           Except as provided in Sections 3.2(c) and 3.6, if Purchaser fails to purchase any Annual Sawtimber Non-Take or Pay Volume during a Calendar Year, then Seller shall use commercially reasonable efforts to sell all of the shortfall volume (a “Sawtimber Non-Take or Pay Purchase Shortfall”), at market prices, to one or more other Persons in the subsequent Calendar Year; provided, however, that Seller may sell all or a portion of the Sawtimber Non-Take or Pay Purchase Shortfall, at market prices, in the same Calendar Year:  (i) to the extent that Purchaser so directs in writing, or (ii) if, after reasonable consultation by Purchaser and Seller during the annual planning process provided for in Section 2.5 for the subsequent Calendar Year and at such other times during the remainder of such Calendar Year as Seller may request, Purchaser consents in writing (which consent shall not unreasonably be withheld) to a request by Seller to sell during such Calendar Year to other Person(s) such portion of the Annual Sawtimber Non-Take or Pay Volume which it is reasonably apparent that Purchaser cannot accept from Seller during the remainder of the Calendar Year or carry over to the subsequent Calendar Year pursuant to Section 3.2(c).  If the stumpage price or Derived Stumpage Price (as the case may be) of any such sale of the Sawtimber Non-Take or Pay Purchase Shortfall to other

Persons is less than the Weighted Average Stumpage Price of Pine Sawtimber (of the type(s) for which there was a Sawtimber Non-Take or Pay Purchase Shortfall) sold pursuant to this Agreement during the Calendar Year, Purchaser shall, as Seller’s sole and exclusive remedy for any such shortfall, pay to Seller, for each such sale, the amount by which the Weighted Average Stumpage Price of Pine Sawtimber (of the type(s) for which there was a Sawtimber Non-Take or Pay Purchase Shortfall) sold pursuant to this Agreement during the Calendar Year exceeded the stumpage price or Derived Stumpage Price (as the case may be) at which such sale was made multiplied by the number of tons so sold.  Seller shall calculate such amount and invoice such amount to Purchaser by not later than January 15 of the Calendar Year following the Calendar Year in which Seller sells the Sawtimber Non-Take or Pay Shortfall, and Purchaser shall pay such invoice by not later than 30 days after receipt of the invoice.

(c)           Notwithstanding the provisions of Sections 3.2(a) or (b), to the extent a Pulpwood Non-Take or Pay Purchase Shortfall or a Sawtimber Non-Take or Pay Purchase Shortfall (each, a “Non-Take or Pay Shortfall”) exists on the last day of a Calendar Year prior to the last full Calendar Year during the Term, then, unless Purchaser otherwise elects in writing to pay the applicable Non-Take or Pay Shortfall to Seller in accordance with Section 3.2(a) or (b) as applicable, the amount of the applicable Non-Take or Pay Shortfall so existing on the last day of the Calendar Year automatically shall be added to the Annual Pulpwood Take or Pay Volume or the Annual Sawtimber Take or Pay Volume, as the case may be, for the following Calendar Year in lieu of making the payment required by Section 3.2(a) or (b) with respect to the Non-Take or Pay Shortfall so existing at the end of the Calendar Year; provided, however, that in no event shall the sum of the amount of the Non-Take or Pay Shortfall so carried over plus the amount of any Take or Pay Shortfall for comparable Products carried over pursuant to Section 3.1(c) exceed [****]% of the Annual Plan Pulpwood Volume or [****]% of the Annual Plan Sawtimber Volume, as the case may be, for the Calendar Year in which the shortfall(s) occurred.  In the event that there is both a Take or Pay Shortfall and a Non-Take or Pay Shortfall in a Calendar Year with respect to comparable Products and the sum of such amounts exceeds the [****]% limitation described in the preceding sentence, amounts deferred to the following Calendar Year in accordance with this Agreement shall apply to the Take or Pay Shortfall in its entirety prior to applying to the Non-Take or Pay Shortfall.  If the amount of such a Non-Take or Pay Shortfall is carried over and added to the Annual Pulpwood Take or Pay Volume or the Annual Sawtimber Take or Pay Volume, as the case may be, for the subsequent Calendar Year in accordance with this Section 3.2(c), Purchaser must then (subject to Seller’s ability to deliver such volumes) either (i) purchase the entire Annual Pulpwood Take or Pay Volume or the entire Annual Sawtimber Take or Pay Volume, as the case may be, scheduled in the Annual Plan to be purchased during the first half of such subsequent Calendar Year (including, without limitation, the amount of the Non-Take or Pay Shortfall so carried over from the preceding Calendar Year) by the Payment Date of such subsequent Calendar Year, or (ii) pay Seller for the entire amount of any cumulative shortfall from such required purchases that exists on the Payment Date of such subsequent Calendar Year (with the amount of the payment calculated in the same manner as provided in Section 3.2(a) or (b), but using the Weighted Average Stumpage Price of the respective Products sold to Purchaser during the first half of such subsequent Calendar Year).  In such event, Seller shall use commercially reasonable efforts to sell all of such cumulative shortfall in volume to third parties during the balance of the Calendar Year at market prices.  If Purchaser is required to make any such payment with respect to a cumulative shortfall in

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required purchases existing on the Payment Date of such subsequent Calendar Year, Seller shall calculate the amount of the payment due from Purchaser and invoice such amount to Purchaser by not later than January 15 of the following Calendar Year, and Purchaser shall pay such invoice by not later than 30 days after receipt of the invoice.  Purchaser may not exercise the right to defer a Non-Take or Pay Shortfall existing on the last day of a Calendar Year into the subsequent Calendar Year as provided in this Section 3.2(c) in any two consecutive Calendar Years.

Section 3.3             Seller’s Failure to Supply.  (a)  Except as otherwise provided in Sections 3.3(c) and 3.6, if during any Calendar Year Seller fails to supply to Purchaser the entire Annual Plan Pulpwood Volume for that Calendar Year, then Purchaser shall use commercially reasonable efforts to purchase all of the shortfall volume (a “Pulpwood Supply Shortfall”), at market prices, from one or more other Persons in the subsequent Calendar Year; provided, however, that Purchaser may purchase all or a portion of the Pulpwood Supply Shortfall, at market prices, in the same Calendar Year:  (i) to the extent that Seller so directs in writing, or (ii) if, after reasonable consultation by Purchaser and Seller during the annual planning process provided for in Section 2.5 for the subsequent Calendar Year and at such other times during the remainder of such Calendar Year as Purchaser may request, Seller consents in writing (which consent shall not unreasonably be withheld) to a request by Purchaser to purchase during such Calendar Year from other Person(s) such portion of the Annual Plan Pulpwood Volume which it is reasonably apparent that Seller cannot supply to Purchaser during the remainder of the Calendar Year or carry over to the subsequent Calendar Year pursuant to Section 3.3(c).  If the weighted average purchase price (including Logging Fees) of Pine Pulpwood sold to Purchaser pursuant to this Agreement during the Calendar Year in which the Pulpwood Supply Shortfall occurred was less than the average price (including Logging Fees) paid by Purchaser for Pine Pulpwood purchased by Purchaser as roundwood to make up such shortfall in the same or subsequent Calendar Year from Persons other than Seller for delivery at the Delivery Location(s) with respect to which the Pulpwood Supply Shortfall occurred, Seller shall, as Purchaser’s exclusive remedy for such shortfall, pay to Purchaser an amount equal to the number of tons of the Pulpwood Supply Shortfall multiplied by the amount by which such average price (including Logging Fees) paid by Purchaser for such roundwood Pine Pulpwood purchased from Persons other than Seller exceeded such weighted average purchase price (including Logging Fees) paid by Purchaser to Seller.  Except as otherwise provided in Section 3.3(c), Purchaser shall calculate such amount and invoice such amount to Seller by not later than January 15 of the Calendar Year following the Calendar Year in which Purchaser purchases the Pulpwood Supply Shortfall, and Seller shall pay such invoice by not later than 30 days after receipt of the invoice.

(b)           Except as otherwise provided in Sections 3.3(c) and 3.6, if during any Calendar Year Seller fails to supply to Purchaser the entire Annual Plan Sawtimber Volume for that Calendar Year, then Purchaser shall use commercially reasonable efforts to purchase all of the shortfall volume (a “Sawtimber Supply Shortfall”), at market prices, from one or more other Persons in the subsequent Calendar Year; provided, however, that Purchaser may purchase all or a portion of the Sawtimber Supply Shortfall, at market prices, in the same Calendar Year:  (i) to the extent that Seller so directs in writing, or (ii) if, after reasonable consultation by Purchaser and Seller during the annual planning process provided for in Section 2.5 for the subsequent Calendar Year and at such other times during the remainder of such Calendar Year as Purchaser may request, Seller consents in writing (which consent shall not unreasonably be withheld) to a request by Purchaser to purchase during such Calendar Year from other Person(s) such portion of the Annual Plan Sawtimber Volume which it is reasonably apparent that Seller cannot supply to Purchaser during the remainder of the Calendar Year or carry over to the subsequent Calendar Year pursuant to Section 3.3(c).  If the weighted average purchase price (including Logging Fees) of Pine Sawtimber (of the same type as to which there was a Sawtimber Supply Shortfall) sold to Purchaser pursuant to this Agreement during the Calendar Year was less than the average price (including Logging Fees) paid by Purchaser for Pine Sawtimber of the same type purchased by Purchaser to make up such shortfall in the same or subsequent Calendar Year from Persons other than Seller and delivered to the SLM Sawmill, Seller shall, as Purchaser’s exclusive remedy for such shortfall, pay to Purchaser, for each type of Pine Sawtimber, an amount equal to the number of tons of Pine Sawtimber of such type included in the Sawtimber Supply Shortfall multiplied by the amount by which such average price (including Logging Fees) paid by Purchaser for that type of roundwood Pine Sawtimber purchased from Persons other than Seller exceeded such weighted average purchase price (including Logging Fees) for that type of Pine Sawtimber paid to Seller.  Except as otherwise provided in Section 3.3(c), Purchaser shall calculate such amount(s) and invoice such amount(s) to Seller by not later than January 15 of the Calendar Year following the Calendar Year in which Purchaser purchases the Sawtimber Supply Shortfall, and Seller shall pay such invoice by not later than 30 days after receipt of the invoice.

(c)           Notwithstanding the provisions of Section 3.3(a) or Section 3.3(b), to the extent a Pulpwood Supply Shortfall and/or a Sawtimber Supply Shortfall exists at the end of the fourth quarter of a Calendar Year prior to the last full Calendar Year during the Term, then, unless Seller otherwise elects in writing to pay the applicable Pulpwood Supply Shortfall or Sawtimber Supply Shortfall in accordance with Section 3.3(a) or (b) as applicable, the amount of such Pulpwood Supply Shortfall or Sawtimber Supply Shortfall, as the case may be, so existing on the last day of the Calendar Year shall automatically be added to the Annual Plan Pulpwood Volume or the Annual Plan Sawtimber Volume, as the case may be, for the following Calendar Year in lieu of making the payment required by Section 3.3(a) or Section 3.3(b), respectively, with respect to the Pulpwood Supply Shortfall or the Sawtimber Supply Shortfall so existing at the end of the Calendar Year; provided, however, that in no event shall the amount of the Pulpwood Supply Shortfall or Sawtimber Supply Shortfall, as the case may be, so carried over exceed [****]% of the Annual Plan Pulpwood Volume or [****]% of the Annual Plan Sawtimber Volume, as the case may be, for the Calendar Year in which the shortfall occurred.  If the amount of such a Pulpwood Supply Shortfall or Sawtimber Supply Shortfall is carried over and added to the Annual Plan Pulpwood Volume or the Annual Plan Sawtimber Volume, as the case may be, for the subsequent Calendar Year in accordance with the previous sentence, Seller must then (subject to Purchaser’s ability to accept such volumes) either (i) sell to Purchaser the entire Annual Plan Pulpwood Volume or the entire Annual Plan Sawtimber Volume, as the case may be, scheduled in the Annual Plan to be purchased during the first half of such subsequent Calendar Year (including, without limitation, the amount of the Pulpwood Supply Shortfall or Sawtimber Supply Shortfall so carried over from the preceding Calendar Year) by the Payment Date of such subsequent Calendar Year, or (ii) pay Purchaser with respect to the entire amount of any cumulative shortfall from such required sales that exists on the Payment Date of such subsequent Calendar Year (with the amount of the payment calculated in the same manner as provided in Section 3.3(a) or Section 3.3(b), respectively, but using the weighted average

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purchase prices paid during the first half of such subsequent Calendar Year).  In such event, Purchaser shall use commercially reasonable efforts to purchase all of such cumulative shortfall in volume from third parties during the balance of the Calendar Year at market prices.  If Seller is required to make any such payment with respect to a cumulative shortfall existing on the Payment Date in such subsequent Calendar Year, Purchaser shall calculate the amount of the payment due from Seller and invoice such amount to Seller by not later than January 15 of the following Calendar Year, and Seller shall pay such invoice by not later than 30 days after receipt of the invoice.  Seller may not exercise the right to defer a Supply Shortfall existing on the last day of a Calendar Year into the subsequent Calendar Year as provided in this Section 3.3(c) in any two consecutive Calendar Years.

Section 3.4             Scheduling Shortfall Volume.  If under Section 3.2(b), Section 3.2(c) or Section 3.3(c) all or a portion of a Take or Pay Shortfall, a Non-Take or Pay Shortfall, a Pulpwood Supply Shortfall or a Sawtimber Supply Shortfall is carried over to the following Calendar Year, the parties shall work together in good faith to agree, by January 15 of such following Calendar Year, on a schedule for delivery of the volume so carried over, which generally shall be consistent with the volumes and Delivery Locations set forth in the Annual Plan for such following Calendar Year; provided, however, that if Seller determines, in its sole discretion, that it will not be able to supply the entire volume so carried over by June 30 of such following Calendar Year, Seller shall so notify Purchaser in writing by April 1 of such following Calendar Year, and the date by which such carried over volume must be supplied and purchased (and the date by which such carried over volume must be invoiced) automatically shall be extended by 90 days.

Section 3.5             Required Notices.  Purchaser shall give Seller not less than the number of days prior written notice specified below for each of the following events:

(i)            60 days prior written notice of any Market Related Downtime at the Kraft Mill of 14 days or less;

(ii)           90 days prior written notice of:  (A) any Market Related Downtime at the Kraft Mill of more than 14 days, or (B) any closure of the Kraft Mill for more than 14 days but not more than six months;

(iii)          30 days prior written notice of:  (A) any Market Related Downtime at the SLM Sawmill of more than 14 days, (B) any elimination or addition of an operating shift at the SLM Sawmill or (C) any closure of the SLM Sawmill for more than 14 days but not more than six months; and

(iv)          the written notice specified in Sections 7.2 and 7.3, respectively, upon any closure of the Kraft Mill for six months or more or any closure of the SLM Sawmill for six months or more.

Section 3.6             Force Majeure.  (a)  Notwithstanding anything in this Agreement to the contrary and subject to the provisions of this Section 3.6, neither party shall be liable to the other party under this Agreement for any delay in or failure of performance by that party of its obligations hereunder resulting from a Force Majeure Event if that party has used commercially reasonable efforts to perform notwithstanding the occurrence of the Force Majeure Event.  Each party shall use commercially reasonable efforts to mitigate or remedy the effects of a Force Majeure Event, and if the cause of the Force Majeure Event can be minimized or remedied, the parties shall use their respective commercially reasonable efforts to do so promptly.  If a Force Majeure Event occurs, the Quantities which Seller is required to sell to Purchaser, and which Purchaser is required to purchase, under this Agreement (including the amounts subject to Purchaser’s obligations under Sections 2.2(c), 3.1 and 3.2 and the amounts subject to Seller’s obligations under Section 3.3), shall be reduced on a proportionate basis based on the Timberlands (in the case of Seller) or the facility or facilities (in the case of Purchaser) affected by the Force Majeure Event, the weekly delivery schedules during the period in which such party’s ability to perform is adversely affected as a result of the Force Majeure Event and the reasonable opportunities of the Parties to mitigate the effect of the Force Majeure Event, and Section 2.2(c) shall not apply during the duration of the Force Majeure Event to the extent that Seller is unable to supply the volumes of Pine Sawtimber set forth therein.  The parties shall not be required to make up any reduction in the Quantities occurring as a result of a Force Majeure Event.

(b)           Each party shall give notice to the other of the occurrence of a Force Majeure Event applicable to it as soon as commercially practicable after the occurrence thereof (which notice shall specify the Timberlands (in the case of Seller) or the facility or facilities (in the case of Purchaser) of such party that are affected by the Force Majeure Event, the degree to which such facility or facilities are affected and the time when the facility or facilities affected by the Force Majeure Event are anticipated to be no longer affected thereby) and shall keep the other party apprised by written notice of all significant matters affecting such Force Majeure Event and the extent of the delay caused thereby.

(c)           If a Force Majeure Event in the form of a catastrophic hurricane damages Seller’s Timberlands to such an extent that Seller is unable to provide the Quantities of Products required under Article 2, Seller and Purchaser shall work together in good faith to determine the impact on Seller’s ability to continue to provide such Quantities during each Calendar Year of the remainder of the Term and shall reduce the Quantities to be delivered accordingly.  In such event, Purchaser’s obligations under Section 2.2(c) hereof shall not apply to the extent that Seller is unable to supply the volumes of Pine Sawtimber set forth therein.

(d)           No Force Majeure Event shall justify or excuse Purchaser from its obligation to timely pay for Products delivered under this Agreement, or to pay other amounts payable pursuant to Sections 3.1 and 3.2 of this Agreement, in each case unless Purchaser’s obligation to accept delivery of such Products is excused under Section 3.6(a)).

Section 3.7             Mitigation of Damages.  Seller shall use commercially reasonable efforts to mitigate damages with respect to Non-Take or Pay Shortfalls pursuant to Section 3.2, and Purchaser shall use commercially reasonable efforts to mitigate damages with respect to Pulpwood Supply Shortfalls and Sawtimber Supply Shortfalls pursuant to Section 3.3.

ARTICLE 4.

PRICE AND TERMS

Section 4.1             Price.  (a) Except as otherwise provided in Sections 2.2(d) and 4.2, the price to be paid by Purchaser to Seller for Products (other than Purchaser Requested Additional Pulpwood Volume) purchased and sold pursuant to this Agreement shall be, for each ton of Products purchased, the Stumpage Price for such Product plus logging and hauling fees (collectively, the “Logging Fees”) calculated as provided in Section 4.1(b).  For purposes of this Agreement, the weight of Products shall be determined by Purchaser at the time of delivery of each load by subtracting the tare weight of the truck from the gross loaded weight of the same load, as measured on scales certified by the South Carolina Department of Agriculture, Division of Weights and Measures, and maintained by Purchaser within the variation tolerances required by the Department and any applicable law or regulations.

(b)           The Logging Fees shall be calculated based on the type of Product and the type of logging used to harvest the Product, as specified on Annex F, for each ton of such Product purchased, by computing the sum of the following amounts (the “Logging Fee Components”):  (i) the applicable “Stump to Truck” amount, plus (ii) the “Base Haul” amount, plus (iii) for each mile the Product was hauled to the applicable Delivery Point over the mileage specified as the “Base Haul” amount, the applicable “Rate per Additional Mile,” plus (iv) the applicable “Fuel Adjustment” amount based on the Reported Diesel Fuel Price (with a new Fuel Adjustment amount from the chart on Annex F being substituted whenever there has been a cumulative change in the Reported Diesel Fuel Price of $[****] per gallon or more since the last change in the Fuel Adjustment amount).  The Logging Fee Components in effect on the Effective Date are set forth on Annex F.  On May 1 (or on such later date on which the U.S. Department of Labor, Bureau of Labor Statistics issues its final, unadjusted Producer Price Index data for December of the prior Calendar Year) of each year during the Term, each of the Logging Fee Components other than the Fuel Adjustment amount shall be increased from the amount in effect immediately prior to such date by a percentage equal to [****].  During the annual planning process provided for in Section 2.5 in Calendar Year 2011 (and at such other time or times as the parties may agree), the parties shall review the adjustments to the Logging Fee Components provided for in the preceding sentence during the initial three years of this Agreement and shall consider whether they mutually desire to amend the manner in which such adjustments are calculated to more accurately reflect changes in the cost of “Stump to Truck” logging fees payable in the area of South Carolina in which the Timberlands are located.  Any such amendment shall be made only in accordance with the requirements of Section 8.4.

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Section 4.2             Emergency Pine Sawtimber Pricing.  If during the Term the simple average of the published weekly Southern Pine Composite Lumber prices for the immediately preceding calendar month, as reported in Random Lengths, The Weekly Report on North American Forest Products Markets (the “Calendar Monthly Average RLSPCL Price”), falls below $[****] per thousand board feet, then effective on the second Monday following the Friday on which the final weekly prices for the last week of such immediately preceding calendar month are published, the Stumpage Prices determined as otherwise provided in Section 4.1(a) shall be discounted as follows, based on the Calendar Monthly Average RLSPCL Price:

Calendar Monthly Average RLSPCL Price	Discount on Pine Sawtimber Stumpage Price

$[****]-$[****]	[****]%
$[****]-$[****]	[****]%
$[****]-$[****]	[****]%
$[****] or less	[****]%

The discounts shall cease, and the Stumpage Price of Pine Sawtimber shall revert to the full Stumpage Price determined as provided in Section 4.1(a), on the second Monday following the next Friday on which the final weekly prices for the last week of a calendar month are published showing that the Calendar Monthly Average RLSPCL Price is $300 per thousand board feet or more.  As an example only, the Stumpage Price calculated as provided in this Section 4.2 for December, 2007 would have been as follows:

Report Date	11/02/07	11/09/07	11/16/07	11/23/07	11/20/07	November Average

RLSPCL	[****]	[****]	[****]	[****]	[****]	[****]

November Calendar Monthly Average RLSPCL of $[****] indicates a [****]% discount on Stumpage Price for Pine Sawtimber for December, 2007.

Section 4.3             Delivery Terms.  All Products covered by this Agreement shall be delivered to Purchaser F.O.B. to the Delivery Locations.  Risk of loss and title shall pass to Purchaser when Products are weighed in at the designated Delivery Locations.  Deliveries of Products to the Delivery Locations shall be made as reasonably directed by Purchaser, consistent with the provisions of Sections 2.5 and 2.6.

Section 4.4             Payment.  Purchaser shall pay Seller for Products delivered by Seller the price determined as provided in Section 4.1 on Wednesday of each week for deliveries made during the period from Monday of the prior week through Sunday of that week.  Amounts not paid when due shall bear interest at a fixed rate per annum equal to the Default Rate (determined as of the date the amount was due).  Purchaser shall report to Seller the information required by Section 48-23-97 of the South Carolina Code of Laws (or any successor provision) in an

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electronic format reasonably acceptable to both parties in substantially the same manner as the current practice as of the Effective Date.

Section 4.5             Loggers.  Seller shall be responsible for paying all loggers who log Products being delivered to Purchaser pursuant to this Agreement.

Section 4.6             Taxes and Fees.  Any taxes or fees now or hereafter assessed with respect to Products processed or sold under this Agreement shall be allocated between Seller and Purchaser as provided by applicable law.  For purposes of clarity, the South Carolina Forest Renewal Tax, as in effect on the Effective Date, is a tax paid by the processor of primary forest products and, therefore, shall continue to be paid by Purchaser as long as applicable law provides that such tax shall be paid by the processor of primary forest products.

Section 4.7             Warranty.  (a)  Seller will convey to Purchaser upon delivery good and valid title to all of the Products sold to Purchaser under this Agreement, free and clear of all liens, charges, security interests, mortgages and other encumbrances (other than any such liens, charges, security interests, mortgages or encumbrances created by or through Purchaser).  The Products sold to Purchaser under this Agreement will meet the applicable Product Specifications, if any, at the time of delivery.

(b)           The sole and exclusive remedy of Purchaser for any Pine Sawtimber that fails to meet the applicable Product Specifications shall be as follows:

(i)            if the nonconforming Pine Sawtimber on an individual truckload of Products constitutes [****]% or less of the net load weight of the Pine Sawtimber on such truck, Purchaser, in its discretion, may:

(x) reject the nonconforming Pine Sawtimber in the load (which nonconforming Pine Sawtimber shall be returned to Seller at Seller’s expense on the same truck and shall not count towards the Annual Plan Sawtimber Volume for that Calendar Year), or

(y) reject the entire truckload of Products (which shall be returned to Seller at Seller’s expense on the same truck and shall not count towards the Annual Plan Sawtimber Volume or the Annual Plan Pulpwood Volume for that Calendar Year), or

(z) accept the entire truckload, but reduce the price paid for that portion of the Pine Sawtimber that is nonconforming to the price payable under this Agreement for Pine Pulpwood (a “cull”), and the nonconforming Pine Sawtimber shall count towards the Annual Plan Pulpwood Volume for that Calendar Year (with the remainder of the Pine Sawtimber on the truck counting towards the Annual Plan Sawtimber Volume for that Calendar Year); or

(ii)           if the nonconforming Pine Sawtimber on an individual truckload of Products constitutes more than [****]% of the net load weight of the Pine Sawtimber on such truck, Purchaser must either:

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(x) accept the entire truckload of Products, but reduce the price paid for [****]% (and not more than [****]%) of the net load weight of the Pine Sawtimber on such truck to the price payable under this Agreement for Pine Pulpwood, and such [****]% portion of the net load weight shall count towards the Annual Plan Pulpwood Volume for that Calendar Year (with the remainder of the Pine Sawtimber on the truck counting towards the Annual Plan Sawtimber Volume for that Calendar Year); or

(y) reject the entire truckload of Products (which shall be returned to Seller at Seller’s expense and shall not count towards the Annual Plan Sawtimber Volume or the Annual Plan Pulpwood Volume for that Calendar Year).

(c)           The sole and exclusive remedy of Purchaser for any Pine Products (other than Pine Sawtimber) or Hardwood Products that fail to meet the applicable Product Specifications shall be to reject the entire truckload of Products (but only if the nonconforming Products exceed [****]% of the net load weight of such Products on such truck) and return such truckload of Products to Seller at Seller’s expense.

(d)           Seller shall comply with reasonable procedures, consistent with normally accepted industry practices, established by Purchaser for assuring that Products delivered to Purchaser comply with the Product Specifications established pursuant to this Agreement.  Seller shall be entitled to have a representative present at the weighing and scaling of a truckload of Products as to which Purchaser takes any of the actions specified in Section 4.6(b) or Section 4.6(c).

(e)           On a weekly basis, Purchaser shall provide a written report to Seller’s designated representative specifying the amount of Products delivered during the preceding week by each logging contractor by Product class and Delivery Location and the amount and type of deductions made by Purchaser pursuant to Sections 4.7(b)(i)(x) or (z) or 4.7(b)(ii)(x).  In the event Purchaser rejects a load of Products pursuant to Section 4.7(b)(i)(y), Section 4.7(b)(ii)(y) or 4.7(c), Purchaser shall promptly notify Seller’s designated representative of the rejection, identifying the logging contractor who attempted to deliver the rejected load and the reason for the rejection.

Section 4.8             Limitation of Warranties.  EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN SECTION 4.7(a) OF THIS AGREEMENT, THE PRODUCTS ARE BEING SOLD “AS IS” AND WITH ALL FAULTS, AND SELLER IS NOT MAKING ANY OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, IN PARTICULAR, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE (AS DEFINED IN THE SOUTH CAROLINA UNIFORM COMMERCIAL CODE), ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

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ARTICLE 5.

TERM

This Agreement shall remain in full force and effect for the period from the Effective Date through the fifteenth anniversary of the Effective Date (the “Term”), unless sooner terminated as provided in Article 7 and subject to extension by mutual written agreement of the parties.

ARTICLE 6.

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 6.1             Seller Power and Authority; Enforceability.  Seller represents and warrants to Purchaser that:  (i) Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with the requisite authority to enter into this Agreement and to perform its obligations hereunder, and (ii) this Agreement has been duly authorized, executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium, receivership or other similar laws affecting or relating to the enforcement of creditors’ rights or remedies generally and general principles of equity (whether considered at law or in equity).

Section 6.2             Purchaser Power and Authority; Enforceability.  Purchaser represents and warrants to Seller that:  (i) Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with the requisite authority to enter into this Agreement and to perform its obligations hereunder, and (ii) this Agreement has been duly authorized, executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium, receivership or other similar laws affecting or relating to the enforcement of creditors’ rights or remedies generally and general principles of equity (whether considered at law or in equity).

Section 6.3             Management of the Timberlands and Sustainable Forest Practice Standards.  Seller (or its designee(s)) shall be solely responsible for managing the silvicultural activities on the Timberlands and selecting the individual tracts from the Timberlands from which Products are supplied in accordance with the then current Annual Plan.  All Products shall be harvested from the Timberlands.  Seller (or its designees) shall cultivate, manage and maintain the Timberlands substantially in accordance with Sustainable Forest Practice Standards (or such other sustainable forest practices program as may be agreed upon by the parties in writing), and shall use loggers trained in such standards to log the Timberlands in accordance with the Best Management Practices published by the South Carolina Forestry Commission.  Seller shall supply Products under this Agreement only from (i) portions of the Timberlands that have been certified by a third party as being in compliance with the Sustainable Forest Practice Standards or other agreed upon sustainable forest practices program or (ii) Timberlands which Seller has determined in its sole discretion no longer will be used for forestry purposes after the timber thereon is harvested.

Section 6.4             Continued Supply Upon Sale of Timberlands.  (a)  If, in connection with the sale of Timberlands used by Seller to produce Products for sale to Purchaser (other than Timberlands located in the East Edisto District), Seller determines that it will not be able to continue to deliver to Purchaser the Pine Pulpwood Committed Volume set forth on Annex C and the Pine Sawtimber Committed Volume set forth on Annex D (together, as adjusted, the “Committed Volume of Pine Products”) from its remaining Timberlands and remain in compliance with its obligations under Section 6.3, Seller shall so notify Purchaser in writing and shall condition the sale of such Timberlands upon the assumption by the purchaser(s) of such Timberlands, on the same terms as are set forth in this Agreement, of:  (i) Seller’s obligation to supply all Hardwood Pulpwood and Hardwood Chips harvested from such Timberlands (but only such Timberlands), (ii) Seller’s obligations under Section 2.1(e) with respect to such Timberlands (but only with respect to such Timberlands), (iii) Seller’s obligation to supply sufficient Pine Products from such Timberlands so that Seller and all such purchaser(s) thereafter are able to sell to Purchaser, in the aggregate, the Committed Volume of Pine Products pursuant to the terms of this Agreement, and (iv) all other obligations of Seller under this Agreement, to the extent related to the foregoing obligations so assumed by such purchaser(s).  In such event, Seller shall be obligated to comply with its remaining obligations under this Agreement, including, without limitation, its obligation to supply its share of the Committed Volume of Pine Products from its remaining Timberlands, its obligations under Sections 2.1(e) and 2.3 with respect to its remaining Timberlands and all other obligations under this Agreement relating to the foregoing.  Notwithstanding the foregoing, the sale by Seller of all or a portion of the Timberlands located in the East Edisto District shall not relieve Seller from complying with all of its obligations under this Agreement from the remaining Timberlands.

(b)           (i)  Set forth on Annex G is a calculation as of the Effective Date of the number of Pine Pulpwood Weighting Units for productive pine acres in the Timberlands as of the date of this Agreement from which Pine Pulpwood may be supplied during the Term (the “Base Weighting Units for Pine Pulpwood”) and a calculation (based on the Base Weighting Units for Pine Pulpwood) of the average freight premium for Pine Pulpwood (the “Base Average Pulpwood Freight Premium”), based on the freight logical Delivery Location for the individual tracts comprising the Timberlands.  If, in connection with the sale by Seller of any Timberlands to be used by Seller to produce Pine Pulpwood for sale to Purchaser during the remainder of the Term, Seller determines that it will be able to continue to deliver to Purchaser the Pine Pulpwood Committed Volume from the remaining Timberlands and remain in compliance with its obligations under Section 6.3, then by not later than January 31 of the year following the Calendar Year during which such sale occurred, Seller shall in good faith calculate an adjusted number of Weighting Units for Pine Pulpwood in the Timberlands as of December 31 of the Calendar Year in which such sale occurred by taking into account all sales and purchases by Seller from the Effective Date through such December 31 of Timberlands to be used by Seller to produce Pine Pulpwood for sale to Purchaser during the remainder of the Term (using the same methodology as was used in the calculation of the Base Weighting Units for Pine Pulpwood as shown on Annex G) and, based thereon, shall calculate an adjusted average freight premium for Pine Pulpwood (using the same methodology as was used in the calculation of the Base Average Pulpwood Freight Premium).  To the extent that the adjusted average freight premium for Pine Pulpwood so determined is greater than the Base Average Pulpwood Freight Premium, then Seller shall pay to Purchaser an amount equal to the difference between such adjusted average

Pine Pulpwood freight premium and the Base Average Pulpwood Freight Premium multiplied by the number of tons of Pine Pulpwood purchased by Purchaser from Seller during the Calendar Year following the Calendar Year in which the sale occurred, with such payment being made on or before July 31 of such following Calendar Year (with respect to the number of tons of Pine Pulpwood purchased during the first six months of the Calendar Year) and on or before the following January 31 (with respect to the number of tons of Pine Pulpwood purchased during the last six months of the Calendar Year).  Seller shall make a new calculation provided for in this Section 6.4(b)(i) (and any payment required by such calculation) with respect to each subsequent Calendar Year in the Term (even if no additional sales of Timberlands occur).

(ii)           Also set forth on Annex G is a calculation as of the Effective Date of the number of Pine Sawtimber Weighting Units for productive pine acres in the Timberlands (the “Base Weighting Units for Pine Sawtimber”) and a calculation (based on the Base Weighting Units for Pine Sawtimber) of the average freight premium for Pine Sawtimber as of the date of this Agreement (the “Base Average Sawtimber Freight Premium”), based on the freight logical Delivery Location for the individual tracts comprising the Timberlands.  If, in connection with the sale by Seller of any Timberlands to be used by Seller to produce Pine Sawtimber for sale to Purchaser during the remainder of the Term, Seller determines that it will be able to continue to deliver to Purchaser the Pine Sawtimber Maximum Committed Volume from the remaining Timberlands and remain in compliance with its obligations under Section 6.3, then by not later than January 31 of the year following the Calendar Year during which such sale occurred, Seller shall in good faith calculate an adjusted number of Weighting Units for Pine Sawtimber in the Timberlands as of December 31 of the Calendar Year in which such sale occurred by taking into account all sales and purchases by Seller from the Effective Date through such December 31 of Timberlands to be used by Seller to produce Pine Sawtimber for sale to Purchaser during the remainder of the Term (using the same methodology as was used in the calculation of the Base Weighting Units for Pine Sawtimber as shown on Annex G) and, based thereon, shall calculate an adjusted average freight premium for Pine Sawtimber (using the same methodology as was used in the calculation of the Base Average Sawtimber Freight Premium).  To the extent that the adjusted average freight premium for Pine Sawtimber so determined is greater than the Base Average Sawtimber Freight Premium, then Seller shall pay to Purchaser an amount equal to the difference between such adjusted average Pine Sawtimber freight premium and the Base Average Sawtimber Freight Premium multiplied by the number of tons of Pine Sawtimber purchased by Purchaser from Seller during the Calendar Year following the Calendar Year in which the sale occurred, with such payment being made on or before July 31 of such following Calendar Year (with respect to the number of tons of Pine Sawtimber purchased during the first six months of the Calendar Year) and on or before the following January 31 (with respect to the number of tons of Pine Sawtimber purchased during the last six months of the Calendar Year).  Seller shall make a new calculation provided for in this Section 6.4(b)(ii) (and any payment required by such calculation) with respect to each subsequent Calendar Year in the Term (even if no additional sales of Timberlands occur).

Section 6.5             Independent Contractors.  No relationship of employer and employee, or master and servant, is intended to exist, nor shall any be construed to exist, between Purchaser and Seller, or between either party and any servant, agent, employee, subcontractor or supplier of or to the other party.  Each party shall select and pay its own servants, agents, employees, subcontractors and suppliers, and neither party nor any of its servants, agents, employees, subcontractors and suppliers shall be subject to any orders, supervision or control of the other party.  The parties acknowledge that this Agreement does not create a partnership, joint venture or any relationship other than a contract between independent parties.

Section 6.6             Compliance with Laws.  In performing their respective obligations under this Agreement, each party shall comply, in all material respects, with all applicable laws and all applicable rules, regulations and orders of governmental authorities having jurisdiction over the party.

Section 6.7             Insurance.  (a)  Seller shall maintain during the Term, at Seller’s sole expense, insurance of the following types in at least the amounts specified:

(i)            Commercial General Liability Occurrence insurance coverage with limits of liability of not less than $1,000,000 per occurrence and $2,000,000 general aggregate.  Such insurance shall include Purchaser, its Affiliates and their respective directors, officers and employees as additional insureds and shall include a waiver of any rights of subrogation against Purchaser, its Affiliates and their respective directors, officers and employees.

(ii)           Commercial Automobile Liability insurance coverage for any automobile used in the performance of Seller’s obligations under this Agreement with limits of liability not less than $1,000,000 combined single limit.  Such insurance shall include Purchaser, its Affiliates and their respective directors, officers and employees as additional insureds and shall include a waiver of any right of subrogation against Purchaser and its directors, officers and employees.

(iii)          Workers Compensation and Employer’s Liability insurance coverage covering all persons providing services to Purchaser under this Agreement.  Such insurance (which may consist of a state-approved program of self-insurance) shall satisfy all applicable statutory requirements and be in accordance with the laws of the state or states in which Seller is operating under this Agreement and shall include a waiver of any right of subrogation against Purchaser, its Affiliates and their respective directors, officers and employees.

(iv)          Employer’s Liability insurance coverage with limits of not less than:  (x) bodily injury by accident — $1,000,000 each accident, (y) bodily injury by disease — $1,000,000 each employee, and (z) bodily injury by disease — $1,000,000 policy limit.

(v)           Excess Umbrella Liability insurance coverage with limits of liability of not less than $5,000,000 per occurrence, with excess limits provided for the Commercial General Liability Occurrence, Automobile Liability and Employer’s Liability insurance coverages required under this Section 6.7(a).  Such insurance shall include Purchaser , its Affiliates and their respective directors, officers and employees as additional insureds and shall include a waiver of any right of subrogation against Purchaser, its Affiliates and their respective directors, officers and employees.

(b)           Purchaser shall maintain during the Term, at Purchaser’s sole expense, insurance of the following types in at least the amounts specified:

(i)            Commercial General Liability Occurrence insurance coverage with limits of liability of not less than $1,000,000 per occurrence and $2,000,000 general aggregate.  Such insurance shall include Seller, its Affiliates and their respective directors, officers and employees as additional insureds and shall include a waiver of any rights of subrogation against Seller, its Affiliates and their respective directors, officers and employees.

(ii)           Commercial Automobile Liability insurance coverage for any automobile used in the performance of Purchaser’s obligations under this Agreement with limits of liability not less than $1,000,000 combined single limit.  Such insurance shall include Seller, its Affiliates and their respective directors, officers and employees as additional insureds and shall include a waiver of any right of subrogation against Seller, its Affiliates and their respective directors, officers and employees.

(iii)          Workers Compensation and Employer’s Liability insurance coverage covering all persons providing services to Purchaser under this Agreement.  Such insurance (which may consist of a state-approved program of self-insurance) shall satisfy all applicable statutory requirements and be in accordance with the laws of the state or states in which Purchaser is operating under this Agreement and shall include a waiver of any right of subrogation against Seller, its Affiliates and their respective and its directors, officers and employees.

(iv)          Employer’s Liability insurance coverage with limits of not less than:  (x) bodily injury by accident — $1,000,000 each accident, (y) bodily injury by disease — $1,000,000 each employee, and (z) bodily injury by disease — $1,000,000 policy limit.

(v)           Excess Umbrella Liability insurance coverage with limits of liability of not less than $5,000,000 per occurrence, with excess limits provided for the Commercial General Liability Occurrence, Automobile Liability and Employer’s Liability insurance coverages required under this Section 6.7(b).  Such insurance shall include Seller, its Affiliates and their respective directors, officers and employees as additional insureds and shall include a waiver of any right of subrogation against Seller, its Affiliates and their respective directors, officers and employees.

(c)           All insurance companies providing insurance required by this Section 6.7 must be authorized to do business in each state in which the operations of the insured party under this Agreement are conducted and must be rated “A-” or better with a financial rating of “VII” or better in the most recent edition of the A.M. Best Rating Guide (or, in the event such rating guide is no longer published, or such ratings no longer are published in such rating guide, such other published rating of insurance companies as the parties mutually determine).

(d)           All policies of insurance which a party is required to maintain under this Section 6.7 shall provide for 30 days prior written notice of cancellation or non-renewal to the other party under this Agreement.  Purchaser shall provide to Seller prior to the Effective Date certificates evidencing all insurance coverages it is required to maintain under this Agreement.  Seller shall make available to Purchaser on Seller’s website prior to the Effective Date certificates evidencing all such insurance coverages Seller is required to maintain under this Agreement.

(e)           Failure of either party to maintain insurance as required by this Agreement, to provide evidence of such insurance or to notify the other party of any breach by such other party of the provisions of this Section 6.7 shall not constitute a waiver of any such requirements to maintain insurance.

Section 6.8             Limitation of Liability and Indemnity.  (a)  Purchaser and its Affiliates shall in no way be liable for any personal injuries (including death), property damage or other Losses caused by, resulting from, or attributable to, Seller’s performance under this Agreement, or in the operation of the business of Seller or any servant, agent, employee, subcontractor or supplier of Seller in connection with this Agreement.  Seller shall indemnify, defend and hold Purchaser and its subsidiaries and other Affiliates, and each of its and their respective agents, officers, partners, directors, employees, successors and assigns harmless, from and against any third party claim, demand, cause of action, lawsuit or other Loss arising out or resulting from performance of this Agreement by Seller, except to the extent such Loss is finally determined (in accordance with the dispute resolution provisions of this Agreement) to have arisen out of or resulted from, but only to the extent of, the negligence, intentional misconduct or bad faith of Purchaser or any such subsidiary, Affiliate, servant, agent, officer, partner, director, subcontractor or supplier.

(b)           Seller and its Affiliates shall in no way be liable for any personal injuries (including death), property damage or other Losses caused by, resulting from, or attributable to, Purchaser’s performance under this Agreement, or in the operation of the business of Purchaser or any such servant, agent, employee, subcontractor or supplier of Purchaser in connection with this Agreement.  Purchaser shall indemnify, defend and hold Seller and its subsidiaries and other Affiliates, and each of their respective agents, officers, partners, directors, employees, successors and assigns, harmless from and against any third party claim, demand, cause of action, lawsuit or other Loss arising out or resulting from performance of this Agreement by Purchaser, except to the extent such Loss is finally determined (in accordance with the dispute resolution provisions of this Agreement) to have arisen out of or resulted from, but only to the extent of, the negligence, intentional misconduct or bad faith of Seller or any such subsidiary, Affiliate, servant, agent, officer, partner, director, employee, subcontractor or supplier.

(c)           IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL, LIQUIDATED, PUNITIVE OR EXEMPLARY DAMAGES.

ARTICLE 7.

TERMINATION

Section 7.1             General Termination.  (a)  This Agreement may be terminated prior to the end of the Term in the following manner:

(i)            at any time by the mutual written agreement of the parties;

(ii)           by either party following a material breach by the other party of any of its obligations under this Agreement if the other party has failed to fully cure such breach within 60 days after receipt of written notice of such breach; provided however, that if there is a bona fide dispute between the parties as to whether a material breach has occurred, termination of this Agreement shall not occur until the date on which it is determined, through the process described in Section 8.13, that a material breach has occurred and, if the breach is capable of being cured, an additional period of 60 days has passed following such determination during which the breach has not been cured;

(iii)          by Seller, if Purchaser fails to make more than two consecutive payments (including, without limitation, any penalties for late payment) when due under this Agreement and such failure is not cured within 15 calendar days following receipt of written notice by Seller; provided that if there is a bona fide dispute between the parties as to whether a payment was due, Purchaser shall not be deemed to have failed to make such payment until it is determined, through the process described in Section 8.13, that the payment is due and owing to Seller and an additional 15 calendar days have passed following such determination; or

(iv)          as provided in Section 7.2 or 7.3.

(b)           Termination of this Agreement pursuant to Section 7.1(a)(i), (ii) or (iii) shall not relieve a defaulting party of any liability to the non-defaulting party for breach of its obligations hereunder.  The provisions of Section 6.8 and the obligation to pay for any Products delivered, and to pay any other obligation accrued, under this Agreement prior to the date of termination shall survive any termination of this Agreement.

Section 7.2             Termination if Kraft Mill Will Cease Manufacturing.  If the Kraft Mill will cease manufacturing paper and paperboard products for a period of more than six months, Purchaser shall so notify Seller in writing at least 120 days (180 days, if Purchaser then directly or indirectly controls another mill (other than Purchaser’s mill in Roanoke Rapids, North Carolina) which is engaged in the production of linerboard) (the “Notice Period”) in advance of the date on which such operations are to cease, and this Agreement shall terminate, effective as of the end of the Notice Period; provided, however, that such termination shall not relieve Purchaser of the obligation to:  (i) purchase the full Annual Pulpwood Take or Pay Volume and the full Annual Sawtimber Take or Pay Volume pursuant to Section 3.1 during the period from the date of such written notice through the Notice Period (with the amount to be purchased determined based on a pro rata portion of the Annual Plan or Annual Plans in effect during such Notice Period plus the amount of any unpurchased carryover from the prior Calendar Year), (ii) pay Seller for any failure by Purchaser to purchase the full Annual Pulpwood Non-Take or Pay Volume and the full Annual Sawtimber Non-Take or Pay Volume pursuant to Section 3.2 during the period from the date of such written notice through the Notice Period (with the amount to be purchased determined based on a pro rata portion of the Annual Plan or Annual Plans in effect during such period), and (iii) purchase from Seller any remaining unpurchased amount of any Annual Pulpwood Take or Pay Volume and/or Annual Sawtimber Take or Pay Volume carried over from the prior Calendar Year.  If during the Notice Period Purchaser determines that the

 Kraft Mill will not cease manufacturing paper and paperboard products for a period of more than six months, Purchaser may revoke the termination of this Agreement by giving written notice of such revocation to Seller as soon as practicable and, in any event, prior to the end of the Notice Period, in which event the Notice Period shall immediately cease for purposes of the following sentence.  The provisions of Section 2.2(f) and the last sentence of Section 2.6(b) shall not apply during the Notice Period.

Section 7.3             Termination if the SLM Sawmill Will Cease Operating.  If the SLM Sawmill will cease operating for a period of more than six months, Purchaser shall so notify Seller in writing at least 90 days (the “Sawmill Notice Period”) in advance of the date on which such operation is to cease, and this Agreement shall terminate with respect to Pine Sawtimber, effective as of the end of the 90-day period; provided, however, that:  (i) if such termination occurs during the initial 24-month period following the date of the Asset Purchase Agreement, then during the remainder of such 24-month period Purchaser shall purchase or pay for the Annual Sawtimber Take or Pay Volume, as adjusted in accordance with Section 2.2(e) as if the SLM Sawmill had begun one-shift operation on the date of the Asset Purchase Agreement (regardless of whether the SLM Sawmill was then operating with only one shift), (ii) the Pine Pulpwood Committed Volume for the portion of such Calendar Year following the effective date of such termination and each subsequent Calendar Year during the Term shall be reduced by 50%, (iii) subject to the penultimate sentence of this Section 7.3, Seller’s obligations under Section 2.1(e) shall terminate, effective immediately, and (iv) Purchaser shall purchase from Seller any remaining unpurchased amount of any Sawtimber Take or Pay Volume carried over from the prior Calendar Year.  Notwithstanding any such termination of the parties’ respective obligations with respect to Pine Sawtimber under this Agreement, the chip mill located at the SLM Sawmill may, at Purchaser’s discretion, continue to serve as a Delivery Location for the delivery of Products other than Pine Sawtimber.  Seller shall use commercially reasonable efforts to provide Purchaser with the opportunity to quote on the purchase of Pine Pulpwood meeting the Pine Pulpwood Quality Specifications that is to be harvested by Seller from the Timberlands during the Sawmill Notice Period that does not meet the specifications set forth in the last sentence of Section 2.1(e); provided that Seller shall not be under any obligation to accept any such quote.  If during the Sawmill Notice Period Purchaser determines that the SLM Sawmill will not cease operating for a period of more than six months, Purchaser may revoke the termination of this Agreement with respect to Pine Sawtimber by giving written notice of such revocation to Seller as soon as practical and, in any event, prior to the end of the Sawmill Notice Period, in which event:  (i) Seller’s obligations under Section 2.1(e) shall be immediately reinstated, and (ii) the Sawmill Notice Period shall immediately cease for purposes of the following sentence.  The provisions of Section 2.2(f) shall not apply during the Sawmill Notice Period.

ARTICLE 8.

MISCELLANEOUS

Section 8.1             Assignment by Seller.  Except as otherwise provided in Section 6.4(a) or this Section 8.1, this Agreement may not be assigned by Seller in whole or in part.  Notwithstanding the foregoing, and subject to this Section 8.1, Seller may assign all of its rights and obligations under this Agreement, with prior written notice to Purchaser:  (i) to any Person who is and at all times during the Term remains controlled by Seller, or (ii) to any Person who acquires all or a substantial part of the Timberlands (whether through an asset sale or a merger) and who assumes all of the liabilities and obligations of Seller under this Agreement (including, without limitation, the obligation of Seller (together with any purchasers of Timberlands who have assumed the obligations of Seller pursuant to Section 6.4(a)) to supply the Committed Volume of Pine Products and the obligations of Seller under Section 2.1(e) and Section 2.3 with respect to the Timberlands so acquired from Seller); provided, however, that in no event shall any such obligations assumed by any such Person apply to or cover any timberlands then or thereafter owned or controlled by such Person other than the Timberlands so acquired from Seller.  No such assignment or assumption pursuant to Section 8.1(i) shall in any way affect the liabilities or obligations of Seller under this Agreement, and in the event of any such assignment or assumption, Seller shall remain fully liable for its liabilities and obligations under this Agreement.  Upon any assignment and assumption pursuant to Section 8.1(ii), Seller automatically shall be released from all of its obligations under this Agreement; provided, however, that thereafter until the fifteenth anniversary of the Effective Date (or such earlier date on which this Agreement is terminated), Seller shall not sell any Pine Pulpwood or Hardwood Pulpwood meeting the Pine Pulpwood Quality Specifications (other than Pine Pulpwood described in the last sentence of Section 2.1(e)) or the Hardwood Pulpwood Quality Specifications, respectively, from any of the Timberlands Seller continues to own or control (including, without limitation, any Timberlands it thereafter acquires or controls) to any Person other than Purchaser unless:  (x) such Pulpwood is being sold to the Person who has assumed Seller’s rights and obligations under this Agreement pursuant to this Section 8.1 for resale to Purchaser pursuant to this Agreement as part of the Committed Volume of Pine Products, or (y) Seller has first offered such Pine Pulpwood or Hardwood Pulpwood, as the case may be, to Purchaser at prices determined as provided in Article 4 (or, if Seller elects not to sell such Products on a delivered basis, at the Stumpage Price determined as provided in Article 4), and Purchaser elects not to accept such offer.  If Purchaser elects to accept the offer referred to in clause (y) of the preceding sentence, Seller may sell the Pine Pulpwood or Hardwood Pulpwood subject to such offer directly to Purchaser or to another Person who is obligated in turn to sell all such Pine Pulpwood or Hardwood Pulpwood to Purchaser at prices determined as provided in Article 4.  The purchase price for the foregoing Products shall be paid as provided in Section 4.4, and the Products shall comply with the warranties set forth in Section 4.7 and the last sentence of Section 6.3.  Any purported assignment or transfer of this Agreement in violation of this Section 8.1 shall be void and of no force or effect.  Nothing in this Section 8.1 shall limit the obligation of Seller to comply with Section 6.4.

Section 8.2             Assignment by Purchaser.  Except as otherwise provided in this Section 8.2, this Agreement may not be assigned by Purchaser in whole or in part.  Notwithstanding the foregoing, Purchaser may assign all of its rights and obligations under this Agreement, with prior written notice to Seller, to any Person who is and at all times during the Term remains controlled by Purchaser.  No such assignment or assumption shall in any way affect the liabilities or obligations of Purchaser under this Agreement, and in the event of any such assignment or assumption, Purchaser shall remain fully liable for its liabilities and obligations under this Agreement.  Purchaser also may, upon written notice to Seller, assign its rights and obligations under this Agreement with respect to Pine Pulpwood, Pine Chips,

Hardwood Pulpwood and Hardwood Chips to any Person who acquires all or substantially all of the assets of the Kraft Mill (whether through an asset sale or a merger), upon which event Purchaser automatically shall be released from all of its obligations hereunder with respect to the purchase of such Products.  Purchaser also may, upon written notice to Seller, assign its rights and obligations under this Agreement with respect to Pine Sawtimber to any Person who acquires substantially all of the assets of the SLM Sawmill (whether through an asset sale or a merger) (a “Sawmill Purchaser”), upon which event Purchaser automatically shall be released from all of its obligations hereunder with respect to Pine Sawtimber.  The applicable purchaser described in the foregoing two sentences shall assume all of the liabilities and obligations of Purchaser with respect to the applicable Products under this Agreement.  In the event that Purchaser assigns its rights and obligations under this Agreement with respect to Pine Sawtimber to a Sawmill Purchaser and Seller subsequently terminates this Agreement with respect to Pine Sawtimber in accordance with Section 7.1(a)(ii) or (iii) due to a breach of this Agreement with respect to Pine Sawtimber by the Sawmill Purchaser, then, from and after the effective date of such termination, (i) the Pine Pulpwood Committed Volume for the portion of such Calendar Year following the effective date of such termination and each subsequent Calendar Year during the Term shall be reduced by 50% and (ii) Seller’s obligations under Section 2.1(e) shall immediately terminate.  Any purported assignment or transfer of this Agreement in violation of this Section 8.2 shall be void and of no force or effect.

Section 8.3             Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or sent by electronic mail (other than notices under Sections 3.5, 6.4 or Article 7 or 8) or overnight mail or, to the extent receipt is confirmed, by facsimile, or by registered mail, return receipt requested, or by overnight courier service, to a party at the following address (or to such other address as such party may have specified by notice given to the other party pursuant to this Section 8.3):

If to Purchaser:	KAPSTONE CHARLESTON KRAFT LLC
P.O. Box 118005
Charleston, SC 29423-8005
Attention: Manager of Wood Procurement
Telephone: 843-745-3125
Facsimile: 843-745-3495

With a copy (solely
with respect to
notices under
Section 3.5, Section 6.4
or Article 7 or 8) to:	KAPSTONE CHARLESTON KRAFT LLC
1101 Skokie Boulevard
Suite 300
Northbrook, Illinois 60062
Attention: President
Telephone: 847/239-8806
Facsimile: 847/205-7264
Telephone: 843-745-3125
Facsimile: 843-745-3495

If to Seller:	MEADWESTVACO FORESTRY, LLC
180 Westvaco Road
Summerville, SC 29483
Attention: Regional Director
Telephone: 843-851-4686
Facsimile: 843-851-4642

With a copy (solely
with respect to
notices under
Section 3.5, Section 6.4
or Article 7 or 8) to:	MEADWESTVACO CORPORATION
11013 West Broad Street
Glen Allen, Virginia 23060
Attention: General Counsel
Telephone: (804) 327-6443
Facsimile: (804) 327-8164

Notices shall be deemed received at the earlier of actual receipt or one business day after being sent by overnight mail or by overnight courier services, the first business day after being sent by facsimile, or five business days after being sent by registered mail.  “Business day” shall be a business day in the jurisdiction of the recipient.

Section 8.4             Amendment; Waiver.  No amendment, modification or discharge of this Agreement, including by custom, usage of trade, or course of dealing or performance, and no waiver under this Agreement, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.  The failure of either party to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

Section 8.5             Entire Agreement.  This instrument constitutes the entire agreement between the parties relating to the subject matter hereof and there are no agreements, understandings, conditions, representations, or warranties not expressly set forth herein.

Section 8.6             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to the conflicts of laws or choice of law provisions thereof.

Section 8.7                                      Binding Agreement.  Subject to the limitations set forth in Sections 8.1 and 8.2, this Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns, and to the benefit of each Person entitled to indemnification under Section 6.8.

Section 8.8                                      Headings.  The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, are not a part of this Agreement, and shall not be deemed to affect the meaning or interpretation of this Agreement.

Section 8.9                                      Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

Section 8.10                                Annexes.  All Annexes to this Agreement referenced herein are incorporated herein by reference.

Section 8.11                                Severability, etc.  Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or unenforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any term or provision of this Agreement is so broad as to be invalid or unenforceable, the provision shall be interpreted to be only so broad as is valid or enforceable.  Subject to the foregoing provisions of this Section 8.11, if any term or provision of this Agreement is invalid or unenforceable for any reason, such circumstances shall not have the effect of rendering such term or provision invalid or unenforceable in any other case or circumstance.

Section 8.12                                No Presumption Against Drafter.  Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement.  In the event of any ambiguity or question of intent or interpretation, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 8.13                                Dispute Resolution.  (a)  Each of the parties from time to time shall designate an individual who shall be responsible for managing such party’s relationship with the other party under this Agreement (a “Contract Manager”).  In the event of any controversy, dispute or claim arising between the parties in connection with, or with respect to, any provision of this Agreement or the performance by any party of its obligations under this Agreement, or the breach, termination or validity thereof, including the dispute of any payment or any claim by a party that the other party has breached the terms of this Agreement (a “Dispute”), the parties shall refer the Dispute to the two Contract Managers, who shall cooperate in attempting to resolve such Dispute.  If the Contract Managers fail to resolve the Dispute within 10 days after it has been referred to them, either party may submit the Dispute in writing for resolution to a panel consisting of the individual then acting as general manager (regardless of title) of Seller’s forestry operations and the individual then acting as general manager (regardless of title) of Purchaser’s Kraft Mill.  Neither party shall institute any legal action to enforce this Agreement with respect to the matter that is the subject of the Dispute until at least 10 days after the Dispute has been referred to the two general managers for resolution.

(b)                                 Any Dispute which the parties cannot resolve by themselves as provided in Section 8.13(a), shall be settled exclusively by arbitration before a single arbitrator (“Arbitrator”) in accordance with this Section 8.13(b) and the Commercial Arbitration Rules and Expedited Procedures of the AAA then in effect (the “Rules”).  Judgment upon any award rendered by the Arbitrator may be entered by any state or federal court having jurisdiction thereof.  Such arbitration shall be administered by the AAA and shall be the exclusive remedy for determining any such Dispute, regardless of its nature.

(i)                                     If the parties are unable to agree upon an arbitrator, within 15 days of receipt by respondent of the demand for arbitration, the parties shall select a single arbitrator from a list of nine arbitrator-candidates selected by the AAA.  Any arbitrator-candidate proposed by the AAA shall be an expert in the forest products industry.  If the parties are unable to agree upon an arbitrator from the list so drawn within 15 days of receipt thereof, then the parties shall each have the opportunity to strike up to three names from the list without cause, to rank the remaining names in order of preference in accordance with the Rules, and to simultaneously return the list to the AAA within 20 days of the transmittal date (or on such date as directed by the AAA).  If a party does not return the list within the time specified, all persons named therein shall be considered acceptable.  Of the arbitrator-candidates remaining on the list and in accordance with the designated order of mutual preference, the AAA shall invite the acceptance of an arbitrator to serve.  If for any reason none of the arbitrators remaining on the list are available to serve, the parties shall repeat the striking and ranking process with a new list supplied by the AAA until an Arbitrator is selected.

(ii)                                  Consistent with the expedited nature of arbitration, the parties shall be entitled to reasonable discovery subject to the discretion of the Arbitrator.  The Arbitrator may, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation.  In the event of a conflict between the applicable rules of the AAA and the provisions of this paragraph (ii), the provisions of this paragraph (ii) shall govern.

(iii)                               Any initial filing fees shall be borne by the party requesting arbitration.  Thereafter, each party shall be responsible for its own expenses and attorneys’ fees, and 50% of the costs and fees of the arbitration.

(iv)                              The Arbitrator shall have the authority to award any remedy of relief in accordance with the terms of this Agreement and the laws of the State of South Carolina.  The Arbitrator shall render an award and written opinion, stating the findings of fact and conclusions of law on which the award is based, and the award shall be final and binding upon the parties.  Neither party shall have the right to appeal the Arbitrator’s decision, except on the limited grounds set forth in the Federal Arbitration Act, 9 U.S.C. §1 et seq.

(v)                                 Unless mutually agreed by the parties otherwise, any arbitration shall take place in Charleston, South Carolina.

(c)                                  Notwithstanding the foregoing, however, nothing herein contained shall bar the right of either of the parties, while the dispute resolution procedure provided for in this Section 8.13 is pending, to seek and obtain injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct with respect to a matter in dispute that will cause loss or damage to such party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

KAPSTONE CHARLESTON KRAFT LLC

By:	/s/ Roger W. Stone
Name: Roger W. Stone
Title: Chief Executive Officer

MEADWESTVACO FORESTRY, LLC,

By:	/s/ Robert E. Birkenholz
Name: Robert E. Birkenholz
Title: Treasurer

ANNEX A-1

PINE PULPWOOD QUALITY SPECIFICATIONS

1.                                       Minimum top diameter outside bark, [****] inches.

2.                                       Maximum diameter outside bark anywhere on stem, [****] inches.

3.                                       Tops from sawtimber trees (including CNS trees) acceptable.

4.                                       Minimum piece length is [****] feet.

5.                                       Limbs must be trimmed flush with stem.

6.                                       Defects such as forks and excessive crooks not accepted.

7.                                       Stems must be clean (no vines, limbs, plastic, etc.), and bark shall not intentionally have been removed.

8.                                       Stems must be free of wire, nails or metal of any kind.

9.                                       Stems must be able to convey through the mill.

10.                                 Loads deemed unsafe to unload for any reason such as stems placed above the standards or any other unsafe condition will be rejected.

11.                                 Maximum length not to exceed [****] feet.

12.                                 Wood must be cut from sources harvested within the preceding [****] months.

“[****] indicates confidential treatment”

ANNEX A-2

PINE SAWTIMBER QUALITY SPECIFICATIONS

1.                                       Minimum top diameter outside bark (DOB):  pine “chipnsaw”, [****] inches and pine sawtimber, [****] inches

2.                                       Maximum diameter outside bark anywhere on stem, [****] inches.

3.                                       Splinter pulls are not acceptable.  Butt spurs must be trimmed flush.

4.                                       Butts must be sawed squarely, eliminating fiber separation and bevel cuts.

5.                                       All stems with excessive flared butts must be trimmed.  Excessive flare is any butt that is [****]” larger than the diameter of the stem one foot from the butt.

6.                                       The butt diameter of a tree is determined at a point above any excessive swell.  Excessive swell is any butt that is [****] inches larger than the diameter of the stem [****] inches from the butt.  In the case of a swelled butt the official butt diameter will be measured at a point [****] inches above the actual cut.

7.                                       Limbs must be trimmed flush with stem.

8.                                       Defects such as forks and excessive crooks are not acceptable.

9.                                       Stems must be clean (no vines, limbs, plastic, etc.).

10.                                 Stems must be free of wire, nails, or metal of any kind.

11.                                 No severe cronartium scars.  Severe scars are defined as those affecting [****] or more of the circumference of the stem where they occur.

12.                                 No Pond Pine or Spruce Pine will be accepted.

13.                                 Stems must be reasonably straight and able to convey through the mill.

14.                                 Loads deemed unsafe to unload for reasons such as stems placed above the standards or any other unsafe condition will be rejected.

15.                                 Maximum length not to exceed [****] feet.

16.                                 No excessive or large knots.  Knots are defined as the red core of a limb that has been cut off or a decayed knot.  Excessive knots are defined as three or more knots that are greater than [****] inches in diameter in a [****] foot Section of the log.  Large knots are [****] inches or larger in diameter.

“[****] indicates confidential treatment”

17.                                 No branch whorls.  A branch whorl is defined as a group of knots resulting in [****] inches or more of taper in a one foot Section of the log.

18.                                 Wood must be cut from freshly harvested sources and delivered within [****] weeks of harvest.

6 inch Top “Chipnsaw” Specifications:

A.                                   No minimum – [****] inch butt (DOB) without butt swell or flare.

B.                                     Minimum length is [****] feet to a merchantable [****] inches minimum top DOB.

C.                                     Stems must be reasonably straight.  Maximum allowable sweep is [****] inches per [****] foot log on no minimum -[****] inch butt stems and [****] inches per [****] foot log on the larger sizes.

D.                                    Stems may be loaded in either direction to maximize payload.

7 inch Top Sawtimber Specifications:

A.                                   [****] inches -[****] inch butt (DOB) without butt swell or flare.

B.                                     Minimum [****] inch merchantable top DOB.

C.                                     Stems must be reasonably straight.  Maximum allowable sweep is [****] inches per [****] foot log.

D.                                    Excessive or large knots are not acceptable.

E.                                      Cut logs [****] foot [****] inches or [****] foot [****] inches are acceptable.  Up to [****] cut logs can be placed on top of a long load between the front and rear bolsters.  Double deck loads are also acceptable.

F.                                      Minimum length for tree length stems is [****] feet.

“[****] indicates confidential treatment”

ANNEX A-3

PINE CHIP QUALITY SPECIFICATIONS

WOOD:  All chips are to be produced from sound, clean, bark free, unseasoned materials.  Chips are to be free of plastics and other foreign material (metal, large limbs, tarps, rubber).

SPECIES:  Pine – trees of genus Pinus.

MOISTURE: When delivered, the moisture content shall not exceed [****]%, which is determined by comparing the sample weight to the oven dry (O.D.) weight of the sample.  The parties shall review in a systematic and scientific manner the impact, if any, on the operation of the Kraft Mill from increasing the maximum moisture content of pine chips to [****]% from the [****]% previously in effect and shall consider either changing the purchase price of Pine Chips or reducing the Committed Volume of Pine Products by a proportionate amount, in either case consistent with the impact, if any, they determine exists.  No kiln dried chips will be accepted.

BARK: Bark content will not exceed [****]% by weight of the chips delivered.

CHIP SIZE:  The chipper will set up to cut a [****] inch chip length with the majority of the chips falling in the [****]mm thickness range. Target sizes as classified by the Radar Classifier are listed below.

Category	Target %	Category
Sawdust	[****]
3mm RH	[****]
2mm Bar	[****]
4mm Bar	[****]	[****]
6mm Bar	[****]	[****]
8mm Bar	[****]	[****]
10mm Bar	[****]

Target is that an average of [****]% of the chips on a monthly basis will be in the “Accepts” category.  The “Accepts” percentage shall be a percentage calculated in accordance with the following formula:  [****]

Suppliers should follow the appropriate specification for chip size according to the primary type of material (pine or hardwood) they are chipping.

UNACCEPTABLE CHIPS: Chips exhibiting the following characteristics are not acceptable:

a.               Metal

b.              Excessive mud or sand

c.               Rotten wood

d.              Contamination (tar, oils, concrete, asphalt, rubber, plastic)

e.               Wood not harvested within the preceding four months

“[****] indicates confidential treatment”

ANNEX B-1

HARDWOOD PULPWOOD QUALITY SPECIFICATIONS

19.                                 Minimum to diameter outside bark, [****] inches.

20.                                 Maximum diameter outside bark anywhere on the stem, is [****] inches.

21.                                 Tops from sawtimber trees acceptable.

22.                                 Minimum piece length is [****] feet.

23.                                 Limbs must be trimmed flush with stem.

24.                                 Defects such as excessive crooks are not accepted.

25.                                 Stems must be clean (no vines, limbs, metal, plastic, etc.), and bark shall not intentionally have been removed.

26.                                 Stems must be free of wire, nails or metal of any kind.

27.                                 Stems must be able to convey through the mill.

28.                                 Loads deemed unsafe to unload for reasons such as stems placed above the standards or any other unsafe condition will be rejected.

29.                                 Maximum length not to exceed [****] feet.

30.                                 Wood must be cut from sources harvested within the preceding [****] months.

“[****] indicates confidential treatment”

ANNEX B-2

HARDWOOD CHIP QUALITY SPECIFICATIONS

WOOD:  All chips are to be produced from sound, clean, bark free, unseasoned materials.  Chips are to be free of plastics and other foreign material (metal, large limbs, tarps, rubber).

SPECIES:  Hardwood – local deciduous tree species that bear leaves.  Pine and hardwood shall not be mixed.

MOISTURE: When delivered, the moisture content shall not exceed [****]%, which is determined by comparing the sample weight to the oven dry (O.D.) weight of the sample.  No kiln dried chips will be accepted.

BARK: Bark content will not exceed [****]% by weight of the chips delivered.

CHIP SIZE: The chipper will set up to cut a [****] inch chip length, with the majority of the chips falling in the [****]mm thickness range. Target sizes as classified by the Radar Classifier are listed below.

Category	Target %	Category
Sawdust	[****]
3mm RH	[****]
2mm Bar	[****]	[****]
4mm Bar	[****]	[****]
6mm Bar	[****]	[****]
8mm Bar	[****]
10mm Bar	[****]

Target is that an average of [****]% of the chips on a monthly basis will be in the “Accepts” category.  The “Accepts” percentage shall be a percentage calculated in accordance with the following formula:  [****]

Seller shall follow the appropriate specification for chip size according to the primary type of material (pine or hardwood) it is chipping.

UNACCEPTABLE CHIPS: Chips exhibiting the following characteristics are not acceptable:

a.               Metal

b.              Excessive mud or sand

c.               Rotten wood

d.              Contamination (tar, oils, concrete, asphalt, rubber, plastic)

e.               Wood not harvested within the preceding four months

“[****] indicates confidential treatment”

ANNEX C

PINE PULPWOOD COMMITTED VOLUME
AND TAKE OR PAY VOLUME

Calendar Year	Committed Volume and Minimum Take or Pay Volume (in tons)	Maximum Take or Pay Volume (in tons) (to the Extent Offered by Seller)
7/1/08 – 12/31/08	[****]	[****]
2009	[****]	[****]
2010	[****]	[****]
2011	[****]	[****]
2012	[****]	[****]
2013	[****]	[****]
2014	[****]	[****]
2015	[****]	[****]
2016	[****]	[****]
2017	[****]	[****]
2018	[****]	[****]
2019	[****]	[****]
2020	[****]	[****]
2021	[****]	[****]
2022	[****]	[****]
1/1/23 – 6/30/23	[****]	[****]

“[****] indicates confidential treatment”

ANNEX D

PINE SAWTIMBER COMMITTED VOLUME AND TAKE OR PAY VOLUME

Calendar Year	Take or Pay Volume (and Minimum Committed Volume) (in tons)
7/1/08 – 12/31/08	[****]
2009	[****]
2010	[****]
2011	[****]
2012	[****]
2013	[****]
2014	[****]
2015	[****]
2016	[****]
2017	[****]
2018	[****]
2019	[****]
2020	[****]
2021	[****]
2022	[****]
1/1/23 – 6/30/23	[****]

“[****] indicates confidential treatment”

ANNEX E

INITIAL DELIVERY LOCATIONS

North Charleston Paper Mill

Andrews Chip Mill

Hampton Chip Mill

Beech Hill Chip Mill
(or replacement facility at Badham)

Summerville Lumber Mill

Dempsey Wood Products
(Rowesville, South Carolina)

ANNEX F

LOGGING FEE COMPONENTS AND INITIAL LOGGING FEES

Logging fees are calculated on a per ton basis by adding the “Stump to Truck” amount plus the “Base Haul” amount plus the “Rate Per Additional Mile” for each mile hauled over the mileage covered by the “Base Haul” amount plus the applicable “Fuel Adjustment” amount.

	Stump to Truck			Base Haul (35 miles)		Rate per Additl. Mile

I. CLEARCUT PINE

Product Type
Roundwood	$	[****]	*	$	[****]	$	[****]

In-Woods Chips	$	[****]	*	$	[****]	$	[****]	**

Shovel Roundwood (Deep swamp full-time)	$	[****]		$	[****]	$	[****]

Shovel In-Woods Chips (Deep swamp full-time)	$	[****]		$	[****]	$	[****]	**

II. THINNING PINE

Product Type
Roundwood	$	[****]	*	$	[****]	$	[****]

In-Woods Chips	$	[****]	*	$	[****]	$	[****]	**

III. CLEARCUT HARDWOOD

Product Type
Roundwood	$	[****]	*	$	[****]	$	[****]

In-Woods Chips	$	[****]	*	$	[****]	$	[****]	**

Shovel Roundwood (Deep swamp full-time)	$	[****]		$	[****]	$	[****]

Shovel In-Woods Chips (Deep swamp full-time)	$	[****]		$	[****]	$	[****]	**

*Add $[****] per ton if the logger owns shovel logging equipment.

**To be reduced to $[****] if the Reported Diesel Fuel Price falls below $[****] per gallon.

“[****] indicates confidential treatment”

Fuel Adjustment (per ton)

On-Highway		Roundwood		In-Woods Chips
Diesel Price		Adjustment		Adjustment
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
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$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]

“[****] indicates confidential treatment”

$	[****]	$	[****]	$	[****]
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$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]

“[****] indicates confidential treatment”

$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
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$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
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$	[****]	$	[****]	$	[****]
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$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]
$	[****]	$	[****]	$	[****]

The parties shall expand this table by including additional amounts (calculated on the same proportional basis as the amounts already set forth in this table) if there are during the Term increases or decreases in diesel fuel prices above or below the amounts shown.

“[****] indicates confidential treatment”

ANNEX G

CALCULATION OF PRODUCTIVE ACRES AND AVERAGE FREIGHT PREMIUM

Base Average Pulpwood Freight Premium

PINE PULPWOOD

Freight Logic Delivery Location (FLDL)
					Weighted	Weighting	Weighted	Average
			Number		Average	Units >	Average Haul	Premium per
	Minimum	Mileage	of	Weighting	Haul	Minimum	for Weighting	Weighting
	Haul	Premium	Tracts	Units*	Distance	Haul	Units > Min Haul	Unit
Andrews	[****]	[****]	[****]	[****]	[****]	[****]	[****]	$	[****]
Badham	[****]	[****]	[****]	[****]	[****]	[****]	[****]	$	[****]
BeechHill	[****]	[****]	[****]	[****]	[****]	[****]	[****]	$	[****]
Hampton	[****]	[****]	[****]	[****]	[****]	[****]	[****]	$	[****]
SLM	[****]	[****]	[****]	[****]	[****]	[****]	[****]	$	[****]
				[****]		****

				Total Freight Premium per Weighting Unit:				$	[****]

*See worksheet “Weighting Units”

Base Average Sawtimber Freight Premium

PINE SAWTIMBER

Freight Logic Delivery Location (FLDL)
							Weighted	Average
					Weighted	Weighting	Average Haul	Premium per
	Minimum	Mileage	Number of	Weighting	Average Haul	Units >	for Weighting	Weighting
	Haul	Premium	Tracts	Units*	Distance	Minimum Haul	Units > Min Haul	Unit
SLM	[****]	[****]	[****]	[****]	[****]	[****]	[****]	$ [****]

				Total Freight Premium per Weighting Unit:				$ [****]

*See worksheet “Weighting Units”

*Weighting Units Worksheet

Pine Pulpwood Weighting Units

Pine productive acres (PPA) for all pine stands, both planted and natural, regenerated in 2008 or before

If stand was planted after 2000, only a thinning is possible, so weighting units = PPA * [****]%

If stand was planted before 2001 and has already been thinned, weighting units = PPA * [****]%

If stand was planted before 2001 and has NOT been thinned, weighting units = PPA * [****]%

Pine Sawtimber Weighting Units

Pine productive acres (PPA) for all pine stands, both planted and natural, regenerated in 2000 or before, within [****] miles of SLM

If stand has been thinned, weighting units = PPA * [****]%

If stand has not been thinned, weighting units = PPA * [****]%

“[****] indicates confidential treatment”